FILE NO. 33-10722
                                                               FILE NO. 811-4932
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            (X)
                          Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 39          (X)
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        (X)
                                Amendment No. 39                 (X)
                                   ---------
                             JOHN HANCOCK WORLD FUND
               (Exact Name of Registrant as Specified in Charter)
                               601 Congress Street
                        Boston, Massachusetts 02210-2805
               (Address of Principal Executive Offices) (Zip Code)
                  Registrant's Telephone Number, (617) 663-4324
                                   ---------
                            ALFRED P. OUELLETTE, ESQ.
                Assistant Vice President and Assistant Secretary
                           John Hancock Advisers, LLC
                               601 Congress Street
                        Boston, Massachusetts 02210-2805
                     (Name and Address of Agent for Service)
                                    ---------

It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
(X) on March 1, 2007 pursuant to paragraph (b) of Rule 485
( ) 60 days after filing pursuant to paragraph (a) of Rule 485
( ) on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check off the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[JOHN HANCOCK(R) LOGO]
----------------------
     MUTUAL FUNDS

                                                       John Hancock Sector Funds

--------------------------------------------------------------------------------

                                          CLASS A, CLASS B AND CLASS C SHARES

                                                    Financial Industries Fund

                                                         Health Sciences Fund

                                                             Real Estate Fund

                                                           Regional Bank Fund

                                                              Technology Fund

                                                      Technology Leaders Fund

--------------------------------------------------------------------------------

Prospectus


3.1.2007


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

      JOHN HANCOCK SECTOR FUNDS
      --------------------------------------------------------------------------
      Financial Industries Fund                                                4
      Health Sciences Fund                                                     6
      Real Estate Fund                                                         8
      Regional Bank Fund                                                      10
      Technology Fund                                                         12
      Technology Leaders Fund                                                 14


      YOUR ACCOUNT
      --------------------------------------------------------------------------
      Choosing a share class                                                  16
      How sales charges are calculated                                        17
      Sales charge reductions and waivers                                     17
      Opening an account                                                      18
      Buying shares                                                           20
      Selling shares                                                          21
      Transaction policies                                                    23
      Dividends and account policies                                          25
      Additional investor services                                            26

      FUND DETAILS
      --------------------------------------------------------------------------
      Business structure                                                      27
      Management biographies                                                  28
      Financial highlights                                                    29


      FOR MORE INFORMATION                                            BACK COVER
      --------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

John Hancock Sector Funds

These funds seek long-term growth by investing primarily in stocks of a single sector or group of industries. Each fund has its own strategy and its own risk profile.

Who may want to invest

These funds may be appropriate for investors who:

o     want to target a particular sector or group of industries

o     have longer time horizons

o     want to further diversify their portfolios

o are seeking funds for the aggressive growth portion of an asset allocation portfolio

o are investing for retirement or other goals that are many years in the future

Sector funds may NOT be appropriate if you:

o     are investing with a shorter time horizon in mind

o     are uncomfortable with an investment whose value may vary substantially

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm


All John Hancock Sector Funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc., (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2006, managed approximately $40 billion in assets.


FUND INFORMATION KEY
--------------------------------------------------------------------------------

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[LOGO]

Goal and strategy

The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[LOGO]

Past performance

The fund's total return, measured year-by-year and over time.

[LOGO]

Main risks

The major risk factors associated with the fund.

[LOGO]

Your expenses

The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Financial Industries Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents). It may also invest up to 15% of net assets in investment-grade short-term securities.

The fund may make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest up to 80% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q3 '00, 22.94%
Worst quarter: Q3 '98, -20.12%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Standard & Poor's 500 Financial Index, an unmanaged index of financial sector stocks in the Standard & Poor's 500 Index.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

                                   [BAR CHART]

   1997   1998    1999    2000     2001     2002    2003   2004   2005    2006
  -----------------------------------------------------------------------------
  37.76%  4.93%  -1.07%  30.39%  -17.86%  -16.40%  26.43%  9.75%  9.97%  17.48%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------

                                                                                     Life of    Life of
                                                      1 year    5 year    10 year    Class B    Class C
--------------------------------------------------------------------------------------------------------
Class A before tax                                     11.59%     7.32%      8.11%        --         --
--------------------------------------------------------------------------------------------------------
Class A after tax on distributions                      9.28%     6.50%      7.57%        --         --
--------------------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale           9.96%     6.17%      7.02%        --         --
--------------------------------------------------------------------------------------------------------
Class B before tax (began 1-14-97)                     11.63%     7.37%        --       7.76%        --
--------------------------------------------------------------------------------------------------------
Class C before tax (began 3-1-99)                      15.70%     7.67%        --         --       5.59%
--------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                            15.79%     6.19%      8.42%      8.05%      3.40%
--------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Financial Index                  19.21%     9.50%     11.97%     11.63%      7.75%
--------------------------------------------------------------------------------------------------------

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

For instance, when interest rates fall or economic conditions deteriorate, the stocks of banks and financial services companies could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates. In addition, securities of small- and medium-size companies are more volatile than those of larger companies.

Stocks of financial services companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' stock selection strategies does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                            Class A     Class B    Class C
----------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                          5.00%       none       none
----------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less               none(2)     5.00%      1.00%
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Annual operating expenses                                      Class A     Class B    Class C
----------------------------------------------------------------------------------------------
Management fee                                                    0.78%       0.78%      0.78%
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                             0.30%       1.00%      1.00%
----------------------------------------------------------------------------------------------
Other expenses                                                    0.38%       0.38%      0.38%
----------------------------------------------------------------------------------------------
Total fund operating expenses                                     1.46%       2.16%      2.16%
----------------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------------
Expenses                                                 Year 1    Year 3   Year 5     Year 10
----------------------------------------------------------------------------------------------
Class A                                                   $ 641    $ 939    $ 1,258    $ 2,159
----------------------------------------------------------------------------------------------
Class B with redemption                                   $ 719    $ 976    $ 1,359    $ 2,315
----------------------------------------------------------------------------------------------
Class B without redemption                                $ 219    $ 676    $ 1,159    $ 2,315
----------------------------------------------------------------------------------------------
Class C with redemption                                   $ 319    $ 676    $ 1,159    $ 2,493
----------------------------------------------------------------------------------------------
Class C without redemption                                $ 219    $ 676    $ 1,159    $ 2,493
----------------------------------------------------------------------------------------------


(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGERS


James K. Schmidt, CFA*
Managed fund since it began in 1996

Roger C. Hamilton
Joined fund team in 2006

Lisa A. Welch
Joined fund team in 1998

Managers share investment strategy and decisions

* As of April 30, 2007, James K. Schmidt will be retiring from the management team.

See page 28 for the management biographies.


FUND CODES

Class A   Ticker           FIDAX
          CUSIP            409905502
          Newspaper        FinIndA
          SEC number       811-3999
          JH fund number   70

Class B   Ticker           FIDBX
          CUSIP            409905601
          Newspaper        FinIndB
          SEC number       811-3999
          JH fund number   170

Class C   Ticker           FIDCX
          CUSIP            409905874
          Newspaper        FinIndC
          SEC number       811-3999
          JH fund number   570

Health Sciences Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of U.S. and foreign health sciences companies. These companies derive more than half of their revenues from health sciences related activities or commit more than half of their assets to these activities. Because the fund is non-diversified, it may invest more than 5% of assets in securities of individual companies.

In managing the portfolio, the manager studies economic trends to allocate assets among the following major categories:

o     pharmaceuticals and biotechnology

o     medical devices and analytical equipment

o     healthcare services

The manager also uses broad economic analysis to identify promising industries within these categories.

The management team then uses fundamental financial analysis to identify individual companies of any size that appear most attractive in terms of earnings stability, growth potential and valuation. The team generally assesses the senior management of companies through interviews and company visits. The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q2 '97, 23.14%
Worst quarter: Q1 '01, -18.76%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Russell 3000 Healthcare Index, an unmanaged index of healthcare sector stocks in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

                                   [BAR CHART]

  1997    1998    1999    2000    2001     2002     2003    2004   2005   2006
 ------------------------------------------------------------------------------
 29.73%  19.49%  -0.64%  38.22%  -11.85%  -19.81%  26.35%  11.70%  9.49%  6.46%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------

                                                                                     Life of
                                                      1 year    5 year    10 year    Class C
----------------------------------------------------------------------------------------------
Class A before tax                                      1.14%     4.62%      8.93%        --
----------------------------------------------------------------------------------------------
Class A after tax on distributions                     -1.92%     3.55%      8.13%        --
----------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale           4.80%     3.94%      7.80%        --
----------------------------------------------------------------------------------------------
Class B before tax                                      1.61%     4.68%      8.88%        --
----------------------------------------------------------------------------------------------
Class C before tax (began 3-1-99)                       4.86%     4.96%        --       6.25%
----------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                            15.79%     6.19%      8.42%      3.40%
----------------------------------------------------------------------------------------------
Russell 3000 Healthcare Index                           6.50%     2.56%      9.16%      3.09%*
----------------------------------------------------------------------------------------------


*     Return as of closest month end to inception date.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a particular group of industries, its performance depends in large part on the performance of those industries. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Health sciences companies may be subject to additional risks, such as increased competition within the sector, changes in legislation or government regulations affecting the sector, and product liabilities.

Stocks of health sciences companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the manager's industry allocation or security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Stocks of small- and medium-size companies can be more volatile than those of large companies.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                            Class A     Class B    Class C
----------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                          5.00%       none       none
----------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less               none(2)     5.00%      1.00%
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Annual operating expenses                                      Class A     Class B    Class C
----------------------------------------------------------------------------------------------
Management fee                                                    0.77%       0.77%      0.77%
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                             0.30%       1.00%      1.00%
----------------------------------------------------------------------------------------------
Other expenses                                                    0.46%       0.46%      0.46%
----------------------------------------------------------------------------------------------
Total fund operating expenses                                     1.53%       2.23%      2.23%
----------------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

-----------------------------------------------------------------------------------------
Expenses                                            Year 1    Year 3     Year 5   Year 10
-----------------------------------------------------------------------------------------
Class A                                              $ 648     $ 959    $ 1,292   $ 2,232
-----------------------------------------------------------------------------------------
Class B with redemption                              $ 726     $ 997    $ 1,395   $ 2,388
-----------------------------------------------------------------------------------------
Class B without redemption                           $ 226     $ 697    $ 1,195   $ 2,388
-----------------------------------------------------------------------------------------
Class C with redemption                              $ 326     $ 697    $ 1,195   $ 2,565
-----------------------------------------------------------------------------------------
Class C without redemption                           $ 226     $ 697    $ 1,195   $ 2,565
-----------------------------------------------------------------------------------------


(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGER

Robert C. Junkin, CPA
Joined fund team in 2005


See page 28 for the management biographies.


FUND CODES

Class A   Ticker           JHGRX
          CUSIP            410233308
          Newspaper        HthSciA
          SEC number       811-4932
          JH fund number   28

Class B   Ticker           JHRBX
          CUSIP            410233704
          Newspaper        HthSciB
          SEC number       811-4932
          JH fund number   128

Class C   Ticker           JHRCX
          CUSIP            410233852
          Newspaper        --
          SEC number       811-4932
          JH fund number   528

Real Estate Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. Income is a secondary goal. To pursue these goals, the fund normally invests at least 80% of its assets in securities of real estate companies of any size. These include U.S. and foreign companies in the businesses of owning, managing or marketing real estate; companies in related industries, such as financing or construction; and companies in other businesses that have at least half their assets in real estate holdings.

The fund generally focuses on real estate investment trusts (REITs), which hold real estate and mortgages. The fund invests in companies that are considered fundamentally undervalued due to changing economic conditions, regional economic factors or industry consolidation.

The fund may invest up to 20% of assets in junk bonds rated as low as BB and their unrated equivalents, and up to 25% of assets in foreign securities. The fund may invest up to 20% of its assets in securities of issuers that are not considered real estate companies.

At different times, the fund may emphasize different types of securities or issuers, depending on the managers' outlook for interest rates, real estate prices and other factors. The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies), especially in managing its exposure to interest rate risk. However, it does not intend to use them extensively.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund has traded securities actively in the past, and may continue to do so, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q4 '04, 15.21%
Worst quarter: Q3 '02, -12.49%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

MSCI US REIT Index, an unmanaged index consisting of the most actively traded REITs.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

                                   [BAR CHART]

          1999    2000    2001   2002    2003    2004    2005    2006
          ------------------------------------------------------------
          2.38%  26.39%  13.06%  0.06%  35.84%  29.78%  10.97%  36.23%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------

                                                                          Life of    Life of    Life of
                                                      1 year    5 year    Class A    Class B    Class C
--------------------------------------------------------------------------------------------------------
Class A before tax (began 9-30-98)                     29.44%    20.44%     17.27%        --         --
--------------------------------------------------------------------------------------------------------
Class A after tax on distributions                     26.96%    18.71%     14.81%        --         --
--------------------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale          21.78%    17.18%     13.80%        --         --
--------------------------------------------------------------------------------------------------------
Class B before tax (began 3-1-00)                      30.29%    20.63%        --      21.12%        --
--------------------------------------------------------------------------------------------------------
Class C before tax (began 3-1-00)                      34.34%    20.83%        --         --      21.13%
--------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                            15.79%     6.19%      5.76%      2.06%      2.06%
--------------------------------------------------------------------------------------------------------
MSCI US REIT Index                                     39.92%    23.22%     17.55%     23.04%     23.04%
--------------------------------------------------------------------------------------------------------

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to movements in real estate markets. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector.

The value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors. Securities of smaller companies are more volatile than those of larger companies.

Because they are securities, REIT shares can fall in value when securities markets fall or when there is an economic downturn. There is also the risk that a REIT's value could fall if it is mismanaged, faces high tenant default risk or is in danger of failing to meet certain IRS standards.

If the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

o If interest rate movements cause the fund's mortgage-backed and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could fall.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                            Class A     Class B    Class C
----------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                          5.00%       none       none
----------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less               none(2)     5.00%      1.00%
----------------------------------------------------------------------------------------------


Annual operating expenses                                      Class A     Class B    Class C
----------------------------------------------------------------------------------------------
Management fee                                                    0.80%       0.80%      0.80%
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                             0.30%       1.00%      1.00%
----------------------------------------------------------------------------------------------
Other expenses                                                    0.49%       0.49%      0.49%
----------------------------------------------------------------------------------------------
Total fund operating expenses                                     1.59%       2.29%      2.29%
----------------------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


-----------------------------------------------------------------------------------------
Expenses                                            Year 1     Year 3    Year 5   Year 10
-----------------------------------------------------------------------------------------
Class A                                              $ 654    $   977   $ 1,322   $ 2,295
-----------------------------------------------------------------------------------------
Class B with redemption                              $ 732    $ 1,015   $ 1,425   $ 2,450
-----------------------------------------------------------------------------------------
Class B without redemption                           $ 232    $   715   $ 1,225   $ 2,450
-----------------------------------------------------------------------------------------
Class C with redemption                              $ 332    $   715   $ 1,225   $ 2,626
-----------------------------------------------------------------------------------------
Class C without redemption                           $ 232    $   715   $ 1,225   $ 2,626


(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGERS


James K. Schmidt, CFA*
Managed fund since it began in 1998

Joseph P. Marguy
Joined fund team in 2006

Managers share investment strategy and decisions

* As of April 30, 2007, James K. Schmidt will be retiring from the management team.

See page 28 for the management biographies.


FUND CODES

Class A   Ticker           JREAX
          CUSIP            478032832
          Newspaper        ReEstA
          SEC number       811-3392
          JH fund number   05

Class B   Ticker           JREBX
          CUSIP            478032824
          Newspaper        ReEstB
          SEC number       811-3392
          JH fund number   105

Class C   Ticker           JRECX
          CUSIP            478032816
          Newspaper        --
          SEC number       811-3392
          JH fund number   505

Regional Bank Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation with moderate income as a secondary objective. To pursue these goals, the fund normally invests at least 80% of its assets in stocks of regional banks and lending companies, including commercial and industrial banks, savings and loan associations and bank holding companies. Typically, these companies provide full-service banking and have primarily domestic assets.

In managing the portfolio, the managers focus primarily on stock selection.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. The managers look for low price/ earnings (P/E) ratios, high-quality assets and sound loan review processes. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The fund's portfolio may be concentrated in geographic regions where consolidation activity is high. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may also invest in other U.S. and foreign financial services companies, such as lending companies and money center banks. The fund may invest up to 5% of net assets in stocks of companies outside the financial services sector and up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents).

The fund may make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies). In abnormal circumstances, the fund may temporarily invest up to 80% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q3 '00, 20.57%
Worst quarter: Q3 '98, -16.37%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Standard & Poor's 500 Financial Index, an unmanaged index of financial sector stocks in the Standard & Poor's 500 Index.

Standard & Poor's 1500 Bank Index, an unmanaged index of banking sector stocks in the S&P 1500 Index.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

                                   [BAR CHART]

   1997   1998     1999    2000   2001    2002    2003    2004   2005    2006
  ----------------------------------------------------------------------------
  53.92%  1.42%  -15.86%  21.85%  2.28%  -2.90%  28.44%  14.39%  1.08%  14.64%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------

                                                                                     Life of
                                                      1 year    5 year    10 year    Class C
---------------------------------------------------------------------------------------------
Class A before tax                                      8.90%     9.45%      9.90%        --
---------------------------------------------------------------------------------------------
Class A after tax on distributions                      6.12%     7.38%      7.81%        --
---------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale           8.36%     7.57%      7.85%        --
---------------------------------------------------------------------------------------------
Class B before tax                                      8.93%     9.53%      9.86%        --
---------------------------------------------------------------------------------------------
Class C before tax (began 3-1-99)                      12.86%     9.80%        --       6.89%
---------------------------------------------------------------------------------------------
Standard & Poor's 500 Index*                           15.79%     6.19%      8.42%      3.40%
---------------------------------------------------------------------------------------------
Standard & Poor's 500 Financial Index*                 19.21%     9.50%     11.97%      7.75%
---------------------------------------------------------------------------------------------
Standard & Poor's 1500 Bank Index*                     11.43%     7.42%      7.54%      4.15%


* On December 29, 2006, the Fund added the Standard & Poor's 1500 Bank Index, which includes both banks and savings and loans (thrifts) which, in addition to the Standard & Poor's 500 Index, more accurately reflects the investment universe of the Fund. Prior to December 29, 2006, the Fund compared its performance to the Standard & Poor's 500 Financial Index.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector.

For instance, when interest rates fall or economic conditions deteriorate, regional bank stocks could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates.

A decline in a region's economy could hurt the banks in that region. Regional bank stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                Class A    Class B   Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load) on
purchases as a % of purchase price                    5.00%      none      none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a %
of purchase or sale price, whichever is less          none(2)    5.00%     1.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annual operating expenses                          Class A    Class B   Class C
--------------------------------------------------------------------------------
Management fee                                        0.75%      0.75%     0.75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                 0.30%      1.00%     1.00%
--------------------------------------------------------------------------------
Other expenses                                        0.24%      0.24%     0.24%
--------------------------------------------------------------------------------
Total fund operating expenses                         1.29%      1.99%     1.99%
--------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                                      Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                       $  625   $  889   $  472   $ 1,979
--------------------------------------------------------------------------------
Class B with redemption                       $  702   $  924   $1,273   $ 2,136
--------------------------------------------------------------------------------
Class B without redemption                    $  202   $  624   $1,073   $ 2,136
--------------------------------------------------------------------------------
Class C with redemption                       $  302   $  624   $1,073   $ 2,317
--------------------------------------------------------------------------------
Class C without redemption                    $  202   $  624   $1,073   $ 2,317

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGERS


James K. Schmidt, CFA*
Managed fund since it began in 1985

Lisa A. Welch
Joined fund team in 1998

Susan A. Curry
Joined fund team in 2006

Managers share investment strategy and decisions

* As of April 30, 2007, James K. Schmidt will be retiring from the management team.

See page 28 for the management biographies.


FUND CODES

Class A   Ticker           FRBAX
          CUSIP            409905106
          Newspaper        RgBkA
          SEC number       811-3999
          JH fund number   01

Class B   Ticker           FRBFX
          CUSIP            409905205
          Newspaper        RgBkB
          SEC number       811-3999
          JH fund number   101

Class C   Ticker           FRBCX
          CUSIP            409905866
          Newspaper        RgBkC
          SEC number       811-3999
          JH fund number   501

Technology Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in companies that rely extensively on technology in their product development or operations. These companies are in fields such as: computer software, hardware and Internet services; telecommunications; electronics; and data management and storage.

In managing the portfolio, the manager focuses primarily on stock selection rather than industry allocation. The manager invests in companies of any size whose stocks appear to be trading below their true value, as determined by fundamental financial analysis of their business models and balance sheets as well as interviews with senior management. The fund focuses on companies that are undergoing a business change that appears to signal accelerated growth or higher earnings.

The fund may invest up to 10% of net assets in debt securities of any maturity, including bonds rated as low as CC/Ca and their unrated equivalents. (Bonds rated below BBB/Baa are considered junk bonds.)

It may also invest in certain higher-risk securities, including securities that are not publicly offered or traded, called restricted securities.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q4 '99, 60.48%
Worst quarter: Q3 '01, -45.78%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Russell 3000 Technology Index, an unmanaged index of technology sector stocks in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

                                   [BAR CHART]

  1997    1998    1999   2000    2001    2002   2003     2004     2005     2006
--------------------------------------------------------------------------------
132.38%  57.09%  49.15%  6.68%  -0.86%  -5.67% -4.64%  -37.21%  -43.06%  -49.80%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------
                                                                       Life of
                                           1 year   5 year   10 year   Class C
--------------------------------------------------------------------------------
Class A before tax                          -5.72%   -7.75%    -1.23%       --
--------------------------------------------------------------------------------
Class A after tax on distributions          -5.72%   -7.75%    -1.59%       --
--------------------------------------------------------------------------------
Class A after tax on distributions, with
  sale                                      -3.72%   -6.42%    -0.99%       --
--------------------------------------------------------------------------------
Class B before tax                          -6.50%   -7.84%    -1.28%       --
--------------------------------------------------------------------------------
Class C before tax (began 3-1-99)           -2.56%   -7.47%       --     -8.01%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                 15.79%    6.19%     8.42%     3.40%
--------------------------------------------------------------------------------
Russell 3000 Technology Index               10.89%    0.90%     5.68%    -1.95%*
--------------------------------------------------------------------------------

*     Return as of closest month end to inception date.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a sig-nificant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Technology companies may face special risks, such as short product cycles that are difficult to predict. Some technology companies are smaller companies that may have limited product lines and financial and managerial resources, making them vulnerable to isolated business setbacks.

Stocks of technology companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                Class A    Class B   Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load) on
purchases as a % of purchase price                    5.00%      none      none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever
is less                                               none(2)    5.00%     1.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annual operating expenses                          Class A    Class B   Class C
--------------------------------------------------------------------------------
Management fee                                        0.79%      0.79%     0.79%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                 0.30%      1.00%     1.00%
--------------------------------------------------------------------------------
Other expenses                                        0.84%      0.84%     0.84%
--------------------------------------------------------------------------------
Total fund operating expenses                         1.93%      2.63%     2.63%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                      Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                       $  686   $1,076   $1,490   $ 2,641
--------------------------------------------------------------------------------
Class B with redemption                       $  766   $1,117   $1,595   $ 2,794
--------------------------------------------------------------------------------
Class B without redemption                    $  266   $  817   $1,395   $ 2,794
--------------------------------------------------------------------------------
Class C with redemption                       $  366   $  817   $1,395   $ 2,964
--------------------------------------------------------------------------------
Class C without redemption                    $  266   $  817   $1,395   $ 2,964

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGER


Thomas P. Norton, CFA
Joined fund team in 2006

See page 28 for the management biographies.


FUND CODES

Class A   Ticker           NTTFX
          CUSIP            478032303
          Newspaper        TechA
          SEC number       811-3392
          JH fund number   83

Class B   Ticker           FGTBX
          CUSIP            478032402
          Newspaper        TechB
          SEC number       811-3392
          JH fund number   183

Class C   Ticker           JHTCX
          CUSIP            478032600
          Newspaper        TechC
          SEC number       811-3392
          JH fund number   583

Technology Leaders Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in companies that the manager believes are, or have the potential to be, technology leaders. These companies may be in a variety of businesses including computer hardware, computer software and telecommunications, as well as those that are likely to benefit from the use or commercial application of scientific or technological discoveries.

In managing the portfolio, the manager focuses on securities which tend to be growth-oriented investments, but uses a value-based investment methodology to identify securities which the manager believes are undervalued relative to their intrinsic worth and possess characteristics which will lead to a higher market price over time.



The manager will select particular companies for purchase by the fund based upon a review of various attributes, including sales growth and research and development expenditures. The manager may sell the stock of particular companies for a variety of reasons including a determination that a company is no longer a leading firm in its segment of the market.


As a result of its investment strategy, the fund typically invests in companies in the capitalization range of the Standard & Poor's 500 Index, which was $1.41 billion to $446.9 billion as of December 31, 2006.


The fund may invest up to 10% of net assets in debt securities of any maturity, including bonds rated as low as CC/Ca and their unrated equivalents. (Bonds rated below BBB/Baa are considered junk bonds.) The fund may also invest in certain higher-risk securities, including securities that are not publicly offered or traded, called restricted securities.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable contributions.

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to June 17, 2005 reflect the actual performance of the sole class of Light Revolution Fund, the fund's predecessor. On June 17, 2005, the fund acquired all of the assets of Light Revolution Fund, pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The total expenses for the fund's Class A shares are estimated to be lower than the predecessor fund's sole class of shares. The average annual returns for Class A have been restated to reflect applicable sales charges. This adjustment will have the effect of reducing the previously reported performance of the Light Revolution Fund. Since Class B and Class C shares have existed for less than a full calendar year, no annual returns have been provided for Class B and Class C. Total expenses for Class B and Class C should be substantially similar to Class A, except for Rule 12b-1 fees. Year-by-year and index figures do not reflect sales charges and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q4 '01, 23.96%
Worst quarter: Q3 '01, -29.50%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

NASDAQ-100 Index, includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization.

Russell 3000 Technology Index, an unmanaged index of technology sector stocks in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

                                   [BAR CHART]

            2000      2001      2002     2003    2004    2005    2006
          ------------------------------------------------------------
          -22.91%   -18.90%   -34.48%   37.64%   8.00%   3.22%   2.49%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------

                                                                  Life of   Life of   Life of
                                                1 year   5 year   Class A   Class B   Class C
-----------------------------------------------------------------------------------------------
Class A before tax (began 6-29-99)               -2.63%   -0.43%    -0.56%       --        --
-----------------------------------------------------------------------------------------------
Class A after tax on distributions               -2.63%   -0.43%    -0.68%       --        --
-----------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale    -1.71%   -0.36%    -0.54%       --        --
-----------------------------------------------------------------------------------------------
Class B before tax (began 6-20-05)               -3.12%      --        --      4.14%       --
-----------------------------------------------------------------------------------------------
Class C before tax (began 6-20-05)                0.88%      --        --        --      6.68%
-----------------------------------------------------------------------------------------------
Standard & Poor's 500 Index*                     15.79%    6.19%     2.27%    12.67%    12.67%
-----------------------------------------------------------------------------------------------
NASDAQ-100 Index*                                 7.30%    2.49%    -3.21%    11.91%+   11.91%+
-----------------------------------------------------------------------------------------------
Russell 3000 Technology Index*                   10.89%    0.90%    -4.63%+   12.74%+   12.74%+

* On December 29, 2006, the Fund added the Russell 3000 Technology Index, which in addition to the Standard & Poor's 500 Index, more accurately reflects the investment universe of the Fund. Prior to December 29, 2006, the Fund compared its performance to the NASDAQ-100 Index.

+     Return as of closest month end to inception date.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Technology companies may face special risks, such as short product cycles that are difficult to predict. Large-capitalization stocks as a group could fall out of favor with the market. Some technology companies are smaller companies that may have limited product lines and financial and managerial resources, making them vulnerable to isolated business setbacks. To the extent the fund invests in small- or mid-capitalization stocks, stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

Stocks of technology companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                Class A    Class B   Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load) on
purchases as a % of purchase price                    5.00%      none      none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is
less                                                  none(2)    5.00%     1.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annual operating expenses                          Class A    Class B   Class C
--------------------------------------------------------------------------------
Management fee                                        1.00%      1.00%     1.00%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                 0.30%      1.00%     1.00%
--------------------------------------------------------------------------------
Other expenses                                        3.57%      3.57%     3.57%
--------------------------------------------------------------------------------
Total fund operating expenses                         4.87%      5.57%     5.57%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least
until 2-28-08)                                        3.07%      3.07%     3.07%
--------------------------------------------------------------------------------
Net annual operating expenses                         1.80%      2.50%     2.50%
--------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                                     Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                      $  674   $1,630   $2,589   $ 4,996
--------------------------------------------------------------------------------
Class B with redemption                      $  753   $1,688   $2,711   $ 5,131
--------------------------------------------------------------------------------
Class B without redemption                   $  253   $1,388   $2,511   $ 5,131
--------------------------------------------------------------------------------
Class C with redemption                      $  353   $1,388   $2,511   $ 5,262
--------------------------------------------------------------------------------
Class C without redemption                   $  253   $1,388   $2,511   $ 5,262

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGER


Thomas P. Norton, CFA
Joined fund team in 2006

See page 28 for the management biographies.


FUND CODES

Class A   Ticker           LUXRX
          CUSIP            409902665
          Newspaper        --
          SEC number       811-4079
          JH fund number   06

Class B   Ticker           JTLBX
          CUSIP            409902657
          Newspaper        --
          SEC number       811-4079
          JH fund number   106

Class C   Ticker           JTLCX
          CUSIP            409902640
          Newspaper        --
          SEC number       811-4079
          JH fund number   506

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described on the following page.

o     Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on the following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999, and the maximum amount you may invest in Class C shares with any single purchase is $999,999. Signature Services may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see Sales Charge Reductions and Waivers below).

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.



Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.


ADDITIONAL PAYMENTS
TO FINANCIAL INTERMEDIARIES

Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

o     directly, by the payment of sales commissions, if any; and

o     indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the funds' shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the fund, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

The Statement of Additional Information (SAI) discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.


16 YOUR ACCOUNT

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                                                    As a % of    As a % of your
Your investment                                offering price*       investment
--------------------------------------------------------------------------------
Up to $49,999                                            5.00%             5.26%
--------------------------------------------------------------------------------
$50,000 - $99,999                                        4.50%             4.71%
--------------------------------------------------------------------------------
$100,000 - $249,999                                      3.50%             3.63%
--------------------------------------------------------------------------------
$250,000 - $499,999                                      2.50%             2.56%
--------------------------------------------------------------------------------
$500,000 - $999,999                                      2.00%             2.04%
--------------------------------------------------------------------------------
$1,000,000 and over                                  See below

* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock open-end mutual funds (John Hancock funds). To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase a fund's Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial representative, or refer to the section entitled "Initial Sales Charge on Class A Shares" in a fund's SAI. You may request a SAI from your broker or financial representative, access the funds' Web site at www.jhfunds.com or call John Hancock Signature Services, Inc. (Signature Services), the funds' transfer agent at 1-800-225-5291.

Investments of $1 million or more Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
Class A deferred charges on $1 million + investments
--------------------------------------------------------------------------------
                                                                 CDSC on shares
Your investment                                                      being sold
--------------------------------------------------------------------------------
First $1M - $4,999,999                                                     1.00%
--------------------------------------------------------------------------------
Next $1 - $5M above that                                                   0.50%
--------------------------------------------------------------------------------
Next $1 or more above that                                                 0.25%
--------------------------------------------------------------------------------

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                                                 CDSC on shares
Years after purchase                                                 being sold
--------------------------------------------------------------------------------
1st year                                                                   5.00%
--------------------------------------------------------------------------------
2nd year                                                                   4.00%
--------------------------------------------------------------------------------
3rd or 4th year                                                            3.00%
--------------------------------------------------------------------------------
5th year                                                                   2.00%
--------------------------------------------------------------------------------
6th year                                                                   1.00%
--------------------------------------------------------------------------------
After 6th year                                                             none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                                                       CDSC
--------------------------------------------------------------------------------
1st year                                                                   1.00%
--------------------------------------------------------------------------------
After 1st year                                                             none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for the purpose of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

                                                                 YOUR ACCOUNT 17

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include accumulation and combinations as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

o Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).


Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section OPENING AN ACCOUNT), and individual investors may close their accounts at any time.


To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:


o     to make payments through certain systematic withdrawal plans

o certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs

o     redemptions pursuant to a fund's right to liquidate an account less than
      $1,000

o redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability


To utilize this waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege you must: Contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:


o selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

o financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with John Hancock Funds, LLC

o fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

o individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

o individuals converting assets held in an IRA, SIMPLE IRA, SEP or SARSEP invested in John Hancock funds directly to a ROTH IRA

o individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

o participants in certain 529 plans that have a signed agreement with John Hancock Funds, LLC (one-year CDSC may apply)

o certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs


To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

o exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details)

o dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $500

      o     group investments: $250

18 YOUR ACCOUNT

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o there is no minimum initial investment for fee-based or wrap accounts of selling firms who have executed a fee-based or wrap agreement with John Hancock Funds, LLC

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

      Important information about opening a new account

      To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

      For individual investors opening an account: When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.


      For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.


                                                                 YOUR ACCOUNT 19

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

           Opening an account                                            Adding to an account
-----------------------------------------------------------------------------------------------------------------------------------
By check
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Make out a check for the investment amount, payable     o     Make out a check for the investment amount, payable
                 to "John Hancock Signature Services, Inc."                    to "John Hancock Signature Services, Inc."

           o     Deliver the check and your completed application to     o     Fill out the detachable investment slip from an
                 your financial representative, or mail them to                account statement. If no slip is available, include
                 Signature Services (address below).                           a note specifying the fund name, your share class,
                                                                               your account number and the name(s) in which the
                                                                               account is registered.

                                                                         o     Deliver the check and your investment slip or note
                                                                               to your financial representative, or mail them to
                                                                               Signature Services (address below).

-----------------------------------------------------------------------------------------------------------------------------------
By exchange
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Call your financial representative or Signature         o     Log on to www.jhfunds.com to process exchanges
                 Services to request an exchange.                              between funds.


                                                                         o     Call EASI-Line for automated service 24 hours a day
                                                                               at 1-800-338-8080.


                                                                         o     Call your financial representative or Signature
                                                                               Services to request an exchange.

-----------------------------------------------------------------------------------------------------------------------------------
By wire
-----------------------------------------------------------------------------------------------------------------------------------

[LOGO]     o     Deliver your completed application to your financial    o     Obtain wiring instructions by calling Signature
                 representative, or mail it to Signature Services.             Services.


           o     Obtain your account number by calling your financial    o     Instruct your bank to wire the amount of your
                 representative or Signature Services.                         investment.


           o     Obtain wiring instructions by calling Signature         Specify the fund name, the share class, your account
                 Services.                                               number and the name(s) in which the account is registered.
                                                                         Your bank may charge a fee to wire funds.


           Specify the fund name, the share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

-----------------------------------------------------------------------------------------------------------------------------------
By Internet
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     See "By exchange" and "By wire."                              o     Verify that your bank or credit union is a member of
                                                                               the Automated Clearing House (ACH) system.

                                                                         o     Complete the "Bank Information" section on your
                                                                               account application.

                                                                         o     Log on to www.jhfunds.com to initiate purchases
                                                                               using your authorized bank account.

-----------------------------------------------------------------------------------------------------------------------------------
By phone
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     See "By exchange" and "By wire."                              o     Verify that your bank or credit union is a member of
                                                                               the Automated Clearing House (ACH) system.

                                                                         o     Complete the "Bank Information" section on your
                                                                               account application.


                                                                         o     Call EASI-Line for automated service 24 hours a day
                                                                               at 1-800-338-8080.


                                                                         o     Call your financial representative or call Signature
                                                                               Services between 8 A.M. and 7 P.M. Eastern Time on
                                                                               most business days.

                                                                         To open or add to an account using the Monthly Automatic
                                                                         Accumulation Program, see "Additional investor services."

--------------------------------------------------------------------------------

Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

--------------------------------------------------------------------------------

20 YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

                                                                         To sell some or all of your shares
-----------------------------------------------------------------------------------------------------------------------------------
By letter
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Accounts of any type.                                   o     Write a letter of instruction or complete a stock
                                                                               power indicating the fund name, your share class,
           o     Sales of any amount.                                          your account number, the name(s) in which the
                                                                               account is registered and the dollar value or number
                                                                               of shares you wish to sell.

                                                                         o     Include all signatures and any additional documents
                                                                               that may be required (see next page).

                                                                         o     Mail the materials to Signature Services.

                                                                         o     A check will be mailed to the name(s) and address in
                                                                               which the account is registered, or otherwise
                                                                               according to your letter of instruction.

-----------------------------------------------------------------------------------------------------------------------------------
By Internet
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Most accounts.                                          o     Log on to www.jhfunds.com to initiate redemptions
                                                                               from your funds.
           o     Sales of up to $100,000.

-----------------------------------------------------------------------------------------------------------------------------------
By phone
-----------------------------------------------------------------------------------------------------------------------------------

[LOGO]     o     Most accounts.                                          o     Call EASI-Line for automated service 24 hours a day
                                                                               at 1-800-338-8080.
           o     Sales of up to $100,000.
                                                                         o     Call your financial representative or call Signature
                                                                               Services between 8 A.M. and 7 P.M. Eastern Time on
                                                                               most business days.

-----------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Requests by letter to sell any amount.                  o     To verify that the Internet or telephone redemption
                                                                               privilege is in place on an account, or to request
           o     Requests by Internet or phone to sell up to                   the form to add it to an existing account, call
                 $100,000.                                                     Signature Services.


                                                                         o     Funds requested by wire will generally be wired the
                                                                               next business day. A $4 fee will b deducted from
                                                                               your account. Your bank may also charge a fee for
                                                                               this service.

                                                                         o     Funds requested by EFT are generally available by
                                                                               the second business day. Your bank may charge a fee
                                                                               for this service.


-----------------------------------------------------------------------------------------------------------------------------------
By exchange
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Accounts of any type.                                   o     Obtain a current prospectus for the fund into which
                                                                               you are exchanging by Internet or by calling your
           o     Sales of any amount.                                          financial representative or Signature Services.

                                                                         o     Log on to www.jhfunds.com to process exchanges
                                                                               between your funds.


                                                                         o     Call EASI-Line for automated service 24 hours a day
                                                                               at 1-800-338-8080.


                                                                         o     Call your financial representative or Signature
                                                                               Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."

                                                                 YOUR ACCOUNT 21

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares -- this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock.

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

-----------------------------------------------------------------------------------------------------------------------------------
Seller                                                                   Requirements for written requests                   [LOGO]
-----------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial accounts    o     Letter of instruction.
for minors).
                                                                         o     On the letter, the signatures of all persons
                                                                               authorized to sign for the account, exactly as the
                                                                               account is registered.

                                                                         o     Medallion signature guarantee if applicable
                                                                               (see above).

-----------------------------------------------------------------------------------------------------------------------------------
Owners of corporate, sole proprietorship, general partner or             o     Letter of instruction.
association accounts.
                                                                         o     Corporate business/organization resolution,
                                                                               certified within the past 12 months, or a John
                                                                               Hancock Funds business/organization certification
                                                                               form.

                                                                         o     On the letter and the resolution, the signature of
                                                                               the person(s) authorized to sign for the account.

                                                                         o     Medallion signature guarantee if applicable
                                                                               (see above).

-----------------------------------------------------------------------------------------------------------------------------------
Owners or trustees of trust accounts.                                    o     Letter of instruction.

                                                                         o     On the letter, the signature(s) of the trustee(s).

                                                                         o     Copy of the trust document certified within the
                                                                               past 12 months or a John Hancock Funds trust
                                                                               certification form.

                                                                         o     Medallion signature guarantee if applicable
                                                                               (see above).

-----------------------------------------------------------------------------------------------------------------------------------
Joint tenancy shareholders with rights of survivorship with a deceased   o     Letter of instruction signed by surviving tenant.
co-tenant(s).
                                                                         o     Copy of death certificate.

                                                                         o     Medallion signature guarantee if applicable
                                                                               (see above).

                                                                         o     Inheritance tax waiver (if applicable).

Executors of shareholder estates.                                        o     Letter of instruction signed by executor.

                                                                         o     Copy of order appointing executor, certified within
                                                                               the past 12 months.

                                                                         o     Medallion signature guarantee if applicable
                                                                               (see above).

                                                                         o     Inheritance tax waiver (if applicable).

-----------------------------------------------------------------------------------------------------------------------------------
Administrators, conservators, guardians and other sellers or account     o     Call 1-800-225-5291 for instructions.
types not listed above.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

--------------------------------------------------------------------------------

22 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). Each fund generally values its portfolio of equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its NAV. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. Each fund uses a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the funds have the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also f or your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described on the following page if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

                                                                 YOUR ACCOUNT 23

Exchange limitation policies The funds' boards of trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modi-fied for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the funds' portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the funds' operating costs and decrease the funds' investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

o A fund that invests a significant portion of its assets in below investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

24 YOUR ACCOUNT

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, residential address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds, LLC may close your account, redeem your shares at the next NAV minus any applicable sales charges and take other steps that it deems reasonable.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. Regional Bank Fund and Real Estate Fund typically pay income dividends quarterly. All the other funds declare and pay any income dividends annually. Any capital gains are distributed annually.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable or the combined dividends and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.


Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's income and short-term capital gains are taxable as ordinary income. Dividends from a fund's l long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

                                                                 YOUR ACCOUNT 25

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.


o If you are using MAAP to open an account, make out a check for first investment amount payable to "John Hancock Signature Services, Inc." in an amount satisfying the initial investment requirements. Deliver your check and application to your financial representative or Signature Services.


Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

Fund securities The funds' portfolio securities disclosure policy can be found in the SAI and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one-month lag and is available on the funds' Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.

26 YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock sector funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Financial Industries, Health Sciences, Real Estate and Technology Leaders Funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of each fund have the power to change the focus of a fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Management fees The management fees paid to the investment adviser by the John Hancock sector funds last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                                            % of net assets
--------------------------------------------------------------------------------
Financial Industries                                                       0.78%
--------------------------------------------------------------------------------
Health Sciences                                                            0.77
--------------------------------------------------------------------------------
Real Estate                                                                0.80
--------------------------------------------------------------------------------
Regional Bank                                                              0.75
--------------------------------------------------------------------------------
Technology                                                                 0.79
--------------------------------------------------------------------------------
Technology Leaders                                                         0.00*
--------------------------------------------------------------------------------

*     After expense reimbursement.

A discussion regarding the basis for the board of trustees approving each fund's investment advisory agreement is available in each fund's annual report to shareholders dated October 31, 2006.

Subadviser MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)"), 101 Huntington Avenue, Boston, MA 02199, subadvises each of the Funds. Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2006, had total assets under management of approximately $26 billion.


                                                                      ------------


                                                                      Shareholders -----------------------
                                                                                                          |
                                                                      ------------                        |
                                                                            |                             |
                                                                            |                             |
                   ---                                 -------------------------------------------        |
                   |                                                                                      |
                   |                                          Financial services firms and                |
                   |                                             their representatives                    |
                   |                                                                                      |
                   |                              ---- Advise current and prospective shareholders -------|
                   |                              |         on their fund investments, often              |
                   |     Distribution and         |           in the context of an overall                |
                   |   shareholder services       |                  financial plan.                      |
                   |                              |                                                       |
                   |                              |    -------------------------------------------        |
                   |                              |                                                       |
                   ---   -------------------------------------------      ------------------------------------------------------
                   |
                   |                Principal distributor                                  Transfer agent
                   |
                   |               John Hancock Funds, LLC                     John Hancock Signature Services, Inc.
                   |
                   |      Markets the funds and distributes shares        Handles shareholder services, including record-keeping
                   |     through selling brokers, financial planners          and statements, distribution of dividends and
                   |        and other financial representatives.                  processing of buy and sell requests.
                   |
                   ---   --------------------------------------------     ------------------------------------------------------
                                                |                                                         |
                                                |                                                         |
                                                -----------------------------------------------------------
                                                                       |
                                                                       |
  -------------------------------     -------------------------------  |  -------------------------------------               ---
                                                                       |                                                        |
           Subadviser                       Investment adviser         |               Custodian                                |
                                                                       |                                                        |
      MFC Global Investment             John Hancock Advisers, LLC     |          The Bank of New York                          |
      Management (U.S.), LLC                601 Congress Street        |             One Wall Street                            |
      101 Huntington Avenue                Boston, MA 02210-2805       |           New York, NY 10286                Asset      |
        Boston, MA 02199          --                                   |                                           management   |
                                                                       |                                                        |
   Provides portfolio management      Manages the funds' business and  |  Holds the funds' assets, settles all                  |
          to the funds.                   investment activities.       |  portfolio trades and collects most of                 |
                                                                       |     the valuation data required for                    |
                                                                       |      calculating each fund's NAV.                      |
                                                                       |                                                        |
  -------------------------------     -------------------------------  |  -------------------------------------                 |
                                                     |                 |                     |                                  |
                                                     |                 |                     |                                  |
                                                     |---------------------------------------|                                ---
                                                                       |
                                                                       |
                                                          ------------------------------


                                                                     Trustees

                                                          Oversee the funds' activities.

                                                          ------------------------------

                                                                 FUND DETAILS 27

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock sector funds, including a brief summary of their business careers over the past five years. Each fund's SAI includes additional details about its portfolio manager(s), including information about their compensation, accounts they manage other than the fund, and their ownership of fund shares, if any.




Susan A. Curry
--------------------------------------------------------------------------------
Portfolio manager, MFC Global
   Investment Management (U.S.), LLC
Joined subadviser in 1998
Research officer (2004-2006)
Portfolio officer for private client group
   (2001-2004)
Began business career in 1993

Roger C. Hamilton
--------------------------------------------------------------------------------
Vice president, MFC Global
   Investment Management (U.S.), LLC
Joined subadviser in 2005
Vice president and portfolio manager,
   John Hancock Advisers, LLC (2003-2005)
Analyst, John Hancock Advisers, LLC
   (1994-2003)
Began business career in 1980

Robert C. Junkin, CPA
--------------------------------------------------------------------------------
Vice president, MFC Global
   Investment Management (U.S.), LLC
Joined subadviser in 2005
Vice president, John Hancock Advisers, LLC
   (2003-2005)
Vice president, Pioneer Investments, Inc.
   (1997-2002)
Began business career in 1988

Joseph P. Marguy
--------------------------------------------------------------------------------
Portfolio manager, MFC Global
   Investment Management (U.S.), LLC
Joined subadviser in 1999
Research officer (2004-2006)
Investment analyst for risk management group
   (2001-2004)
Began business career in 1996

Thomas P. Norton, CFA
--------------------------------------------------------------------------------
Vice president, MFC Global
   Investment Management (U.S.), LLC
Joined subadviser in 2005
Vice president, John Hancock Advisers, LLC
   (2002-2005)
Investment manager, Baring Asset
   Management (1997-2002)
Began business career in 1986

James K. Schmidt, CFA
--------------------------------------------------------------------------------
Executive vice president, MFC Global
   Investment Management (U.S.), LLC
Joined subadviser in 2005
Executive vice president, John Hancock
   Advisers, LLC (1992-2005)
Began business career in 1979

Lisa A. Welch
--------------------------------------------------------------------------------
Vice president, MFC Global
   Investment Management (U.S.), LLC
Joined subadviser in 2005
Vice president and portfolio manager,
   John Hancock Advisers, LLC (2002-2005)
Analyst, John Hancock Advisers, LLC
   (1998-2002)
Began business career in 1986


28 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Financial Industries Fund

Figures audited by PricewaterhouseCoopers LLP.


CLASS A SHARES  PERIOD ENDED                                         10-31-02       10-31-03    10-31-04    10-31-05   10-31-06
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $   15.38      $   14.27   $   16.78    $  17.76    $ 19.50
----------------------------------------------------------------------------------------------------------------------------------
Net investment income(1)                                                 0.02           0.07        0.12        0.09       0.13(6)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                  (0.77)          2.44        0.86        2.10       3.18
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        (0.75)          2.51        0.98        2.19       3.31
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                 --             --          --       (0.12)     (0.06)
----------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                                  (0.36)            --          --       (0.33)     (1.37)
----------------------------------------------------------------------------------------------------------------------------------
                                                                        (0.36)            --          --       (0.45)     (1.43)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   14.27      $   16.78   $   17.76    $  19.50    $ 21.38
----------------------------------------------------------------------------------------------------------------------------------
Total return(2) (%)                                                     (5.19)(3)      17.59        5.84(3)    12.57(3)   17.86
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $     357      $     345   $     304    $    481    $   703
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                          1.50           1.55        1.45        1.44       1.40
----------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(4) (%)                     1.51           1.55        1.48        1.48       1.46
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                 0.13           0.49        0.68        0.50       0.64(6)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     70             66          29          14         25
----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES  PERIOD ENDED                                          10-31-02       10-31-03    10-31-04   10-31-05   10-31-06
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   15.07      $   13.88   $   16.20   $  17.03    $ 18.67
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(1)                                          (0.09)         (0.03)         --(5)   (0.03)      0.02(6)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                   (0.74)          2.35        0.83       2.00       3.02
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (0.83)          2.32        0.83       1.97       3.04
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                                   (0.36)            --          --      (0.33)     (1.37)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $   13.88      $   16.20   $   17.03   $  18.67    $ 20.34
----------------------------------------------------------------------------------------------------------------------------------
Total return(2) (%)                                                      (5.85)(3)      16.71        5.12(3)   11.75(3)   17.10
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $   1,058      $     977   $     757   $    418    $   162
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                           2.20           2.25        2.15       2.14       2.10
----------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(4) (%)                      2.21           2.25        2.18       2.18       2.16
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)          (0.57)         (0.22)      (0.02)     (0.16)      0.12(6)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      70             66          29         14         25
----------------------------------------------------------------------------------------------------------------------------------


                                                                 FUND DETAILS 29

CLASS C SHARES  PERIOD ENDED                                         10-31-02    10-31-03   10-31-04    10-31-05     10-31-06
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 15.06     $ 13.87    $ 16.19     $ 17.03    $   18.67
----------------------------------------------------------------------------------------------------------------------------------
Net investment loss(1)                                                  (0.09)      (0.03)        --(5)    (0.03)          --(5,6)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                  (0.74)       2.35       0.84        2.00         3.03
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        (0.83)       2.32       0.84        1.97         3.03
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                                  (0.36)         --         --       (0.33)       (1.37)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 13.87     $ 16.19    $ 17.03     $ 18.67    $   20.33
----------------------------------------------------------------------------------------------------------------------------------
Total return(2) (%)                                                     (5.85)(3)   16.73       5.19(3)    11.75(3)     17.04(3)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $    40     $    37    $    29     $    24    $      23
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                          2.20        2.25       2.15        2.14         2.10
----------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)                        2.21(4)     2.25       2.18(4)     2.18(4)      2.16(4)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)                  (0.57)      (0.22)     (0.02)      (0.18)       (0.01)(6)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     70          66         29          14           25
----------------------------------------------------------------------------------------------------------------------------------

(1)   Based on the average of the shares outstanding

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

(5)   Less than $0.01 per share.

(6)   Net investment income (loss) per share and ratio of net investment income
      (loss) to average net assets reflects a special dividend received by the Fund which amounted to the following amounts:

                                                                    Percentage
                                                   Per share     of net assets
      ------------------------------------------------------------------------
      Class A                                        $0.04           0.22%
      ------------------------------------------------------------------------
      Class B                                         0.05           0.24
      ------------------------------------------------------------------------
      Class C                                         0.04           0.23
      ------------------------------------------------------------------------


30 FUND DETAILS

Health Sciences Fund

Figures audited by PricewaterhouseCoopers LLP.


CLASS A SHARES  PERIOD ENDED                                  10-31-02     10-31-03     10-31-04     10-31-05        10-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   40.06    $   34.67    $   39.79    $   43.22       $   49.09
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss(1)                                           (0.41)       (0.38)       (0.47)       (0.49)          (0.35)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (4.98)        5.50         3.90         7.93            3.44
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (5.39)        5.12         3.43         7.44            3.09
--------------------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                              --           --           --        (1.57)          (5.08)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   34.67    $   39.79    $   43.22    $   49.09       $   47.10
--------------------------------------------------------------------------------------------------------------------------------
Total return(2) (%)                                             (13.45)       14.77         8.62        17.77(3)         6.61(3)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                      $     110    $     117    $     125    $     149       $     158
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   1.59         1.67         1.57         1.56            1.52
--------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)                 1.59         1.67         1.57         1.58(4)         1.53(4)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (1.06)       (1.04)       (1.08)       (1.06)          (0.78)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              85           95           54           50(5)           93
--------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES  PERIOD ENDED                                  10-31-02     10-31-03     10-31-04     10-31-05        10-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   37.68    $   32.39    $   36.91    $   39.81       $   44.76
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss(1)                                           (0.63)       (0.59)       (0.72)       (0.75)          (0.61)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (4.66)        5.11         3.62         7.27            3.11
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (5.29)        4.52         2.90         6.52            2.50
--------------------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                              --           --           --        (1.57)          (5.08)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   32.39    $   36.91    $   39.81    $   44.76       $   42.18
--------------------------------------------------------------------------------------------------------------------------------
Total return(2) (%)                                             (14.04)       13.95         7.86        16.95(3)         5.82(3)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                      $     162    $     154    $     134    $     124       $      80
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   2.29         2.37         2.27         2.26            2.22
--------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)                 2.29         2.37         2.27         2.28(4)         2.23(4)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (1.76)       (1.74)       (1.77)       (1.76)          (1.49)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              85           95           54           50(5)           93
--------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES  PERIOD ENDED                                  10-31-02     10-31-03     10-31-04     10-31-05        10-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   37.68    $   32.39    $   36.91    $   39.81       $   44.76
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss(1)                                           (0.63)       (0.59)       (0.72)       (0.75)          (0.61)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (4.66)        5.11         3.62         7.27            3.11
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (5.29)        4.52         2.90         6.52            2.50
--------------------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                              --           --           --        (1.57)          (5.08)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   32.39    $   36.91    $   39.81    $   44.76       $   42.18
--------------------------------------------------------------------------------------------------------------------------------
Total return(2) (%)                                             (14.04)       13.95         7.86        16.95(3)         5.85(3)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                      $      12    $      13    $      13    $      17       $      14
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   2.29         2.37         2.27         2.26            2.22
--------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)                 2.29         2.37         2.27         2.28(4)         2.23(4)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (1.76)       (1.73)       (1.78)       (1.76)          (1.49)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              85           95           54           50(5)           93
--------------------------------------------------------------------------------------------------------------------------------

(1)   Based on the average of the shares outstanding.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

(5)   Excludes merger activity.


                                                                 FUND DETAILS 31

Real Estate Fund

Figures for the year ended 10-31-06 audited by PricewaterhouseCoopers LLP.


CLASS A SHARES  PERIOD ENDED                                     10-31-02(1)   10-31-03(1)  10-31-04(1)  10-31-05(1)    10-31-06
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   10.71      $  10.52     $  13.49      $ 16.65      $   18.46
---------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                             0.28          0.35         0.30         0.30           0.31
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      0.15          3.03         3.25         2.32           6.34
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     0.43          3.38         3.55         2.62           6.65
---------------------------------------------------------------------------------------------------------------------------------
Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                          (0.36)        (0.41)       (0.33)       (0.41)         (0.28)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                              (0.26)           --        (0.06)       (0.40)         (0.53)
---------------------------------------------------------------------------------------------------------------------------------
                                                                    (0.62)        (0.41)       (0.39)       (0.81)         (0.81)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   10.52      $  13.49     $  16.65      $ 18.46      $   24.30
---------------------------------------------------------------------------------------------------------------------------------
Total return(3,4) (%)                                                3.74         32.91        26.78        15.99          37.22
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $      15      $     18     $     28      $    34      $      45
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                      1.65          1.65         1.65         1.60           1.55
---------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(5) (%)                 1.92          1.82         1.70         1.65           1.59
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)             2.43          3.10         2.01         1.70           1.47
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                327           195           98           13             32
---------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES  PERIOD ENDED                                     10-31-02(1)   10-31-03(1)  10-31-04(1)  10-31-05(1)    10-31-06
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   10.70      $  10.51     $  13.48      $ 16.63      $   18.44
---------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                             0.20          0.27         0.20         0.18           0.17
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      0.15          3.03         3.24         2.32           6.31
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     0.35          3.30         3.44         2.50           6.48
---------------------------------------------------------------------------------------------------------------------------------
Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                          (0.28)        (0.33)       (0.23)       (0.29)         (0.13)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                              (0.26)           --        (0.06)       (0.40)         (0.53)
---------------------------------------------------------------------------------------------------------------------------------
                                                                    (0.54)        (0.33)       (0.29)       (0.69)         (0.66)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   10.51      $  13.48     $  16.63      $ 18.44      $   24.26
---------------------------------------------------------------------------------------------------------------------------------
Total return(3,4) (%)                                                3.03         32.04        25.87        15.22          36.21
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $      18      $     21     $     24      $    23      $      24
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                      2.35          2.35         2.35         2.30           2.25
---------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(5) (%)                 2.62          2.52         2.40         2.35           2.29
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)             1.73          2.40         1.33         1.00           0.82
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                327           195           98           13             32
---------------------------------------------------------------------------------------------------------------------------------


32 FUND DETAILS

CLASS C SHARES  PERIOD ENDED                                     10-31-02(1)   10-31-03(1)  10-31-04(1)  10-31-05(1)    10-31-06
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   10.70      $  10.51     $  13.48     $  16.63      $   18.44
---------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                             0.20          0.27         0.19         0.18           0.16
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      0.15          3.03         3.25         2.32           6.32
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     0.35          3.30         3.44         2.50           6.48
---------------------------------------------------------------------------------------------------------------------------------
Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                          (0.28)        (0.33)       (0.23)       (0.29)         (0.13)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                              (0.26)           --        (0.06)       (0.40)         (0.53)
---------------------------------------------------------------------------------------------------------------------------------
                                                                    (0.54)        (0.33)       (0.29)       (0.69)         (0.66)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   10.51      $  13.48     $  16.63     $  18.44      $   24.26
---------------------------------------------------------------------------------------------------------------------------------
Total return(3,4) (%)                                                3.03         32.04        25.87        15.22          36.21
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $       9      $     11     $     14     $     13      $      15
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                      2.35          2.35         2.35         2.30           2.25
---------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(5) (%)                 2.62          2.52         2.40         2.35           2.29
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)             1.73          2.38         1.32         1.01           0.79
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                327           195           98           13             32
---------------------------------------------------------------------------------------------------------------------------------

(1)   Audited by previous auditor.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.


                                                                 FUND DETAILS 33

Regional Bank Fund

Figures audited by PricewaterhouseCoopers LLP.


CLASS A SHARES  PERIOD ENDED                                  10-31-02      10-31-03      10-31-04      10-31-05      10-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $40.09        $37.81        $42.80        $45.33        $41.76
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(1)                                          0.45          0.53          0.61          0.68          0.67
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                   2.55          7.10          5.07          0.52          4.33
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  3.00          7.63          5.68          1.20          5.00
-------------------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                       (0.46)        (0.52)        (0.58)        (0.69)        (0.70)
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                           (4.82)        (2.12)        (2.57)        (4.08)        (4.27)
-------------------------------------------------------------------------------------------------------------------------------
                                                                 (5.28)        (2.64)        (3.15)        (4.77)        (4.97)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $37.81        $42.80        $45.33        $41.76        $41.79
-------------------------------------------------------------------------------------------------------------------------------
Total return(2) (%)                                               7.50         21.67         14.13          2.61         12.96
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                         $  930        $1,214        $1,587        $1,717        $1,702
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                       1.35          1.39          1.34          1.33          1.29
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)          1.14          1.43          1.44          1.62          1.66
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               7             2             5             3             7

CLASS B SHARES  PERIOD ENDED                                  10-31-02      10-31-03      10-31-04      10-31-05      10-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $39.84        $37.55        $42.48        $44.96        $41.39
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(1)                                          0.19          0.26          0.30          0.35          0.38
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                   2.52          7.06          5.04          0.55          4.28
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  2.71          7.32          5.34          0.90          4.66
-------------------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                       (0.18)        (0.27)        (0.29)        (0.39)        (0.41)
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                           (4.82)        (2.12)        (2.57)        (4.08)        (4.27)
-------------------------------------------------------------------------------------------------------------------------------
                                                                 (5.00)        (2.39)        (2.86)        (4.47)        (4.68)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $37.55        $42.48        $44.96        $41.39        $41.37
-------------------------------------------------------------------------------------------------------------------------------
Total return(2) (%)                                               6.77         20.83         13.32          1.90         12.16
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $1,491        $1,298        $  885        $  385        $  261
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                       2.03          2.09          2.04          2.03          1.99
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)          0.46          0.72          0.70          0.84          0.95
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               7             2             5             3             7

CLASS C SHARES  PERIOD ENDED                                  10-31-02      10-31-03      10-31-04      10-31-05      10-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $39.84        $37.56        $42.48        $44.96        $41.39
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(1)                                          0.17          0.27          0.30          0.37          0.39
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                   2.54          7.04          5.04          0.53          4.27
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  2.71          7.31          5.34          0.90          4.66
-------------------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                       (0.17)        (0.27)        (0.29)        (0.39)        (0.41)
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                           (4.82)        (2.12)        (2.57)        (4.08)        (4.27)
-------------------------------------------------------------------------------------------------------------------------------
                                                                 (4.99)        (2.39)        (2.86)        (4.47)        (4.68)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $37.56        $42.48        $44.96        $41.39        $41.37
-------------------------------------------------------------------------------------------------------------------------------
Total return(2) (%)                                               6.78         20.79         13.32          1.90         12.16
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $   38        $   56        $   52        $   43        $   45
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                       2.05          2.09          2.04          2.03          1.99
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)          0.44          0.72          0.72          0.90          0.96
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               7             2             5             3             7

(1)   Based on the average of the shares outstanding.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.


34 FUND DETAILS

Technology Fund

Figures for the year ended 10-31-06 audited by PricewaterhouseCoopers LLP.


CLASS A SHARES  PERIOD ENDED                                  10-31-02(1)   10-31-03(1)   10-31-04(1)   10-31-05(1)   10-31-06
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  4.20        $ 2.40       $  3.85        $ 3.23        $ 3.38
----------------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                           (0.06)        (0.06)        (0.06)        (0.04)        (0.05)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (1.74)         1.51         (0.56)         0.19          0.11
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (1.80)         1.45         (0.62)         0.15          0.06
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  2.40        $ 3.85       $  3.23        $ 3.38          3.44
----------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                             (42.86)        60.42(4)     (16.10)(4)      4.64(4)       1.78(4)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $   175        $  284       $   224        $  192        $  146
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   1.98          2.38          1.90          1.90          1.89
----------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)                 1.98          2.39(5)       1.92(5)       1.95(5)       1.93(5)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (1.63)        (2.09)        (1.68)        (1.05)        (1.37)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              28            42            34            66            78
----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES  PERIOD ENDED                                  10-31-02      10-31-03(1)   10-31-04(1)   10-31-05(1)   10-31-06
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  3.93        $ 2.23       $  3.55        $ 2.96        $ 3.08
----------------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                           (0.08)        (0.08)        (0.08)        (0.05)        (0.07)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (1.62)         1.40         (0.51)         0.17          0.10
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (1.70)         1.32         (0.59)         0.12          0.03
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  2.23        $ 3.55       $  2.96        $ 3.08        $ 3.11
----------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                             (43.26)        59.19(4)     (16.62)(4)      4.05(4)       0.97(4)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $   162        $  226       $   143        $   94        $   61
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   2.66          3.09          2.59          2.60          2.59
----------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)                 2.66          3.10(5)       2.61(5)       2.65(5)       2.63(5)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (2.30)        (2.79)        (2.34)        (1.70)        (2.07)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              28            42            34            66            78
----------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES  PERIOD ENDED                                  10-31-02      10-31-03(1)   10-31-04(1)   10-31-05(1)   10-31-06
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  3.93        $ 2.23       $  3.55        $ 2.96        $ 3.08
----------------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                           (0.08)        (0.08)        (0.08)        (0.05)        (0.07)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (1.62)         1.40         (0.51)         0.17          0.10
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (1.70)         1.32         (0.59)         0.12          0.03
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  2.23        $ 3.55       $  2.96        $ 3.08        $ 3.11
----------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                             (43.26)        59.19(4)     (16.62)(4)      4.05(4)       0.97(4)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $    17        $   27       $    18        $   14        $   10
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   2.68          3.08          2.59          2.60          2.59
----------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(5) (%)              2.68          3.09(5)       2.61(5)       2.65(5)       2.63(5)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (2.32)        (2.79)        (2.35)        (1.74)        (2.07)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              28            42            34            66            78
----------------------------------------------------------------------------------------------------------------------------------

(1)   Audited by previous auditor.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.


                                                                 FUND DETAILS 35

Technology Leaders Fund

Figures for the years ended 10-31-05 and 10-31-06 audited by PricewaterhouseCoopers LLP.


CLASS A SHARES  PERIOD ENDED                                  10-31-02(1)   10-31-03(1)   10-31-04(1)   10-31-05(2)   10-31-06
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  8.46        $ 6.32        $ 8.42        $ 8.47        $ 9.04
----------------------------------------------------------------------------------------------------------------------------------
Net investment loss(3)                                           (0.21)        (0.19)        (0.30)        (0.33)        (0.10)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (1.93)         2.29          0.35          0.90          0.77
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (2.14)         2.10          0.05          0.57          0.67
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  6.32        $ 8.42        $ 8.47        $ 9.04        $ 9.71
----------------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                             (25.30)(5)     33.23(5)       0.59          6.73(5)       7.41(5)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $     3        $    4        $    3        $    3        $    2
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   3.27          3.19          4.13          4.62          1.80
----------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)               4.38(6)         4.02(6)       4.13          6.71(6)       4.87(6)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (2.66)        (2.63)        (3.56)        (3.74)        (1.04)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              73           109            54            59           104
----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES  PERIOD ENDED                                                                            10-31-05(7)   10-31-06
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                      $ 8.84        $ 9.01
----------------------------------------------------------------------------------------------------------------------------------
Net investment loss(3)                                                                                     (0.06)        (0.17)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                             0.23          0.78
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                            0.17          0.61
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                            $ 9.01          9.62
----------------------------------------------------------------------------------------------------------------------------------
Total return(4,5) (%)                                                                                       1.92(8)       6.77
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                       --(9)         --(9)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                                                             2.50(10)      2.50
----------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(6) (%)                                                        8.31(10)      5.57
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)                                                     (1.81)(10)    (1.76)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                        59           104
----------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES  PERIOD ENDED                                                                            10-31-05(7)   10-31-06
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                      $ 8.84        $ 9.01
----------------------------------------------------------------------------------------------------------------------------------
Net investment loss(3)                                                                                     (0.06)        (0.17)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                             0.23          0.77
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                            0.17          0.60
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                            $ 9.01        $ 9.61
----------------------------------------------------------------------------------------------------------------------------------
Total return(4,5) (%)                                                                                       1.92(8)       6.66
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                       --(9)         --(9)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                                                             2.50(10)      2.50
----------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(6) (%)                                                        8.31(10)      5.57
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)                                                     (2.02)(10)    (1.73)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                        59           104
----------------------------------------------------------------------------------------------------------------------------------

(1)   Audited by previous auditor.

(2) Effective 6-18-05, shareholders of the former Light Revolution Fund became owners of an equal number of full and fractional Class A shares of the John Hancock Technology Leaders Fund. Additionally, the accounting and performance history of the Light Revolution Fund was redesignated as that of Class A of John Hancock Technology Leaders Fund.

(3)   Based on the average of the shares outstanding.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(6) Does not take into consideration expense reductions during the periods shown.

(7)   Class B and Class C shares began operations on 6-20-05.

(8)   Not annualized.

(9)   Less than $500,000.

(10)  Annualized.


36 FUND DETAILS

--------------------------------------------------------------------------------

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock sector funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291
By EASI-Line: 1-800-338-8080
By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)


In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room, call 1-202-551-8090


By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2007 JOHN HANCOCK FUNDS,  LLC   SECPN   3/07


--------------------------------------------------------------------------------


[JOHN HANCOCK(R) LOGO]
 the future is yours


John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

----------------------------------

Now available: electronic delivery
www.jhfunds.com/edelivery

----------------------------------

                             JOHN HANCOCK WORLD FUND

                        John Hancock Health Sciences Fund

                       Class A, Class B and Class C Shares

                       Statement of Additional Information


                                  March 1, 2007


This Statement of Additional Information provides information about John Hancock Health Sciences Fund (the "Fund") in addition to the information that is contained in the combined Sector Funds' Prospectus (the "Prospectus"). The Fund is a non-diversified series of John Hancock World Fund (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                1-(800)-225-5291

                                Table of Contents


ORGANIZATION OF THE FUND.......................................................2
INVESTMENT OBJECTIVE AND POLICIES..............................................2
INVESTMENT RESTRICTIONS.......................................................13
THOSE RESPONSIBLE FOR MANAGEMENT..............................................15
INVESTMENT ADVISORY AND OTHER SERVICES........................................26
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER............................28
DISTRIBUTION CONTRACTS........................................................31
SALES COMPENSATION............................................................33
NET ASSET VALUE...............................................................38
INITIAL SALES CHARGE ON CLASS A SHARES........................................39
DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES...........................42
SPECIAL REDEMPTIONS...........................................................46
ADDITIONAL SERVICES AND PROGRAMS..............................................46
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES...............................47
DESCRIPTION OF THE FUND'S SHARES..............................................48
TAX STATUS....................................................................49
BROKERAGE ALLOCATION..........................................................54
TRANSFER AGENT SERVICES.......................................................57
CUSTODY OF PORTFOLIO..........................................................57
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................57
Appendix A- Description of Investment Risk...................................A-1
Appendix B- Description of Bond and Commercial Paper Ratings.................B-1
Appendix C- Proxy Voting Summary.............................................C-1
Appendix D- Policy Regarding Disclosure of Portfolio Holdings................D-1
Financial Statements.........................................................F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in August, 1986 under the laws of The Commonwealth of Massachusetts. Prior to March 1, 2000, to the Fund was known as John Hancock Global Health Sciences Fund.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.


Manulife Financial Corporation is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$414 billion (US$355 billion) as of December 31, 2006.


Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.


The Fund is sub-advised by MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.) or the "Sub-Adviser"). Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) is a subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation. MFC Global (U.S.) is responsible for providing investment advice to the Fund subject to the review of the Trustees and the overall supervision of the Advisor.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risk. The investment objective is non-fundamental. There is no assurance that the Fund will achieve its investment objective.

The investment objective of the Fund is long-term capital appreciation through investments in a portfolio consisting primarily of equity securities of issuers in the health care industries. Accordingly, the Fund seeks to increase the value of shareholder investments, and any current income is incidental to this objective.

Under normal circumstances, the Fund will invest at least 80% of its Assets in the securities of health sciences companies. A "health sciences" company is one in which at least 50% of gross revenues are derived from, or 50% of gross assets are committed to, health sciences activities as of the end of its last fiscal year or its most recent publicly available financial statement. The health sciences industries are diverse, including companies which design, produce and/or sell prescription drugs and over-the-counter medicines, drug delivery systems and medical and analytical instruments; companies which own and/or manage health care facilities; and companies involved in biotechnology. In managing the Fund's portfolio, the managers study economic trends, demographic trends, the development of new products and consolidation trends. Because the

Fund concentrates its investments in the health sciences industries, its performance is closely tied to conditions in these industries. The types of products and services comprising the health sciences industries tend to become obsolete quickly with the discovery of more effective medical techniques. Additionally, the companies providing these services and products are subject to strict government regulation which could have an unfavorable impact on the price and supply of their services and products. Because the Fund is non-diversified it will be more susceptible to adverse developments affecting any single issuer.

With respect to the Fund's investment policy of investing at least 80% of its Assets in health-sciences companies, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy.

In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents.

The Fund invests in common stocks and in securities convertible into or with rights to purchase common stock of U.S. and foreign issuers. The value of convertible securities, while influenced by the level of interest rates, is also affected by the changing value of the underlying common stock into which the securities are convertible. The Fund will not purchase any convertible securities rated below "B" by a major rating agency.

Risks of Smaller Companies. A significant portion of the Fund's investments may be in smaller capitalization developing-growth companies with relatively limited operating histories as publicly traded companies, and without regard to a record of profits or dividends. Investing in securities of smaller capitalization developing-growth companies also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility in these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for these stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. Securities of these companies involve higher investment risks than those normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

Investment in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as in the form of sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts (EDRs) or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by an U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs are designed for use in foreign securities markets. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information in the United States.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency.

Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United State exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries.

Moreover, individual foreign economies may differ favorable or unfavorable from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases, capital gains and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.


The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase.

In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser and/or Sub-Adviser will monitor the creditworthiness of the banks involved.


Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio. All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments [or currencies] for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Sub-Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Sub-Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced the Fund is required to pay to the lender any accrued interest and may be required to pay a premium.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales of the type referred to in non-fundamental Investment Restriction No. (c) (ii) and (iii) below, it must put in a segregated account (not with the broker) an amount of cash or liquid securities equal to the difference between
(1) the market value of the securities sold short at the time they were sold short and (2) any cash or liquid securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. Except for short sales against the box, the amount of the Fund's net assets that may be committed to short sales is limited and the securities in which short sales are made must be listed on a national securities exchange.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must constitute less than 30% of the Fund's gross income for its taxable year in order for the Fund to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for that year.

The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds 5% of the value of the Fund's net assets. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Over the past several years, political and economic events in foreign countries and in the health care industry have affected the Fund's geographic allocation of assets. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

Portfolio  Holdings  Disclosure  Policy.  A description of the Fund's  portfolio
holding   disclosure   policy  is  attached  to  this  Statement  of  Additional
Information as Appendix D.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph 3 below, are not deemed to be senior securities.

(2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

(3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

(6) Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or in commodity contracts or in puts, calls, or combinations of both, except options on currency, securities and securities indices, futures contracts on currency, securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Purchase securities, other than obligations of the U.S. Government or any of its agencies or instrumentalities, if such purchase would cause 25% or more of the value of the Fund's total assets to be invested in securities of issuers conducting their principal business activities in the same industry, except that the Fund shall invest at least 25% of the value of its total assets in securities of issuers in the health care group of industries.

Non-fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or repurchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to be participation in a joint securities trading account.

(b) Purchase securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(c) Make short sales of securities or maintain a short position unless (i) at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short; (ii) for the purpose of hedging the Fund's exposure to an actual or anticipated market decline in the value of its investments; or (iii) in order to profit from an anticipated decline in the value of a security.

(d) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(e) Invest more than 15% of its net assets in illiquid securities.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser that outlines all countries, including the United States, which have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds" or the "Distributor").


---------------------------- ------------- ---------- ---------------------------------------------- -----------------
                                                                                                     Number of John
                             Position(s)   Trustee/                                                  Hancock Funds
Name, (Year of Birth),       Held with     Officer    Principal Occupation(s) and other              Overseen by
Address(1)                   Fund          since (2)  Directorships  During Past 5 Years             Trustee
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Independent Trustees
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Ronald R. Dion               Chairman      1998       Chairman and Chief Executive Officer, R.M.     53
(1946)                       and Trustee              Bradley & Co., Inc.; Director, The New
                                                      England Council and Massachusetts
                                                      Roundtable; Trustee, North Shore Medical
                                                      Center; Director, Boston Stock Exchange;
                                                      Director, BJ's Wholesale Club, Inc. and a
                                                      corporator of the Eastern Bank; Trustee,
                                                      Emmanuel College; Director, Boston Municipal
                                                      Research Bureau; Member of the Advisory
                                                      Board, Carroll Graduate School of Management
                                                      at Boston College.

---------------------------- ------------- ---------- ---------------------------------------------- -----------------
James F. Carlin              Trustee       2005       Director and Treasurer, Alpha Analytical       53
(1940)                                                Laboratories (chemical analysis) (since
                                                      1985); Part Owner and Treasurer, Lawrence
                                                      Carlin Insurance Agency, Inc. (since 1995);
                                                      Part Owner and Vice President, Mone Lawrence
                                                      Carlin Insurance Agency, Inc. (until 2005);
                                                      Chairman and CEO, Carlin Consolidated, Inc.
                                                      (management/investments) (since 1987);
                                                      Trustee, Massachusetts Health and Education
                                                      Tax Exempt Trust (1993-2003).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


---------------------------- ------------- ---------- ---------------------------------------------- -----------------
                                                                                                     Number of John
                             Position(s)   Trustee/                                                  Hancock Funds
Name, (Year of Birth),       Held with     Officer    Principal Occupation(s) and other              Overseen by
Address(1)                   Fund          since (2)  Directorships  During Past 5 Years             Trustee
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Independent Trustees
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Richard P. Chapman, Jr.      Trustee       1996       President and Chief Executive Officer,         53
(1935)                                                Brookline Bancorp, Inc.  (lending) (since
                                                      1972); Chairman and Director, Lumber
                                                      Insurance Co. (insurance) (until 2000);
                                                      Chairman and Director, Northeast Retirement
                                                      Services, Inc. (retirement administration)
                                                      (since 1998).  Vice Chairman, Northeastern
                                                      University Board of Trustees (since 2004).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------
William H. Cunningham        Trustee       2005       Former Chancellor, University of Texas         143
(1944)                                                System and former President of the
                                                      University of Texas, Austin, Texas; Chairman
                                                      and CEO, IBT Technologies (until 2001);
                                                      Director of the following:  Hire.com (until
                                                      2004), STC Broadcasting, Inc. and Sunrise
                                                      Television Corp. (until 2001), Symtx,
                                                      Inc.(electronic manufacturing) (since 2001),
                                                      Adorno/Rogers Technology, Inc. (until 2004),
                                                      Pinnacle Foods Corporation (until 2003),
                                                      rateGenius (until 2003), Lincoln National
                                                      Corporation (insurance) (since 2006),
                                                      Jefferson-Pilot Corporation (diversified
                                                      life insurance company) (until 2006), New
                                                      Century Equity Holdings (formerly Billing
                                                      Concepts) (until 2001), eCertain (until
                                                      2001), ClassMap.com (until 2001), Agile
                                                      Ventures (until 2001), AskRed.com (until
                                                      2001), Southwest Airlines (since 2000),
                                                      Introgen (since 2000) and Viasystems Group,
                                                      Inc. (electronic manufacturer) (until 2003);
                                                      Advisory Director, Interactive Bridge, Inc.
                                                      (college fundraising) (until 2001); Advisory
                                                      Director, Q Investments (until 2003);
                                                      Advisory Director, JP Morgan Chase Bank
                                                      (formerly Texas Commerce Bank - Austin), LIN
                                                      Television (since 2002), WilTel
                                                      Communications (until 2003) and Hayes
                                                      Lemmerz International, Inc. (diversified
                                                      automotive parts supply company) (since
                                                      2003).
---------------------------- ------------- ---------- ---------------------------------------------- -----------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


---------------------------- ------------- ---------- ---------------------------------------------- -----------------
                                                                                                     Number of John
                             Position(s)   Trustee/                                                  Hancock Funds
Name, (Year of Birth),       Held with     Officer    Principal Occupation(s) and other              Overseen by
Address(1)                   Fund          since (2)  Directorships  During Past 5 Years             Trustee
---------------------------- ------------- ---------- ---------------------------------------------- -----------------

---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Charles L. Ladner            Trustee       2004       Chairman and Trustee, Dunwoody Village, Inc.   143
(1938)                                                (retirement services) (until 2003); Senior
                                                      Vice President and Chief Financial Officer,
                                                      UGI Corporation (public utility holding
                                                      company) (retired 1998); Vice President and
                                                      Director for AmeriGas, Inc. (retired 1998);
                                                      Director of AmeriGas Partners, L.P.(gas
                                                      distribution) (until 1997); Director,
                                                      EnergyNorth, Inc. (until 1995); Director,
                                                      Parks and History Association (until 2005).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------
John A. Moore                Trustee       1991       President and Chief Executive Officer,         53
(1939)                                                Institute for Evaluating Health Risks,
                                                      (nonprofit institution) (until 2001); Senior
                                                      Scientist, Sciences International (health
                                                      research) (until 2003); Former Assistant
                                                      Administrator & Deputy Administrator,
                                                      Environmental Protection Agency; Principal,
                                                      Hollyhouse (consulting)(since 2000);
                                                      Director, CIIT Center for Health Science
                                                      Research (nonprofit research) (2002-2006).
---------------------------- ------------- ---------- ---------------------------------------------- -----------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


---------------------------- ------------- ---------- ---------------------------------------------- -----------------
                                                                                                     Number of John
                             Position(s)   Trustee/                                                  Hancock Funds
Name, (Year of Birth),       Held with     Officer    Principal Occupation(s) and other              Overseen by
Address(1)                   Fund          since (2)  Directorships  During Past 5 Years             Trustee
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Patti McGill Peterson        Trustee       1993       Executive Director, Council for                53
(1943)                                                International Exchange of Scholars and Vice
                                                      President, Institute of International
                                                      Education (since 1998); Senior Fellow,
                                                      Cornell Institute of Public Affairs, Cornell
                                                      University (until 1998); Former President of
                                                      Wells College and St. Lawrence University;
                                                      Director, Niagara Mohawk Power Corporation
                                                      (until 2003); Director, Ford Foundation,
                                                      International Fellowships Program (since
                                                      2002); Director, Lois Roth Endowment (since
                                                      2002); Director, Council for International
                                                      Exchange (since 2003).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Steven R. Pruchansky         Trustee       2005       Chairman and Chief Executive Officer,          53
(1944)                                                Greenscapes of Southwest Florida, Inc.
                                                      (since 2000); Director and President,
                                                      Greenscapes of Southwest Florida, Inc.
                                                      (until 2000); Managing Director, JonJames,
                                                      LLC (real estate) (since 2001); Director,
                                                      First Signature Bank & Trust Company (until
                                                      1991); Director, Mast Realty Trust (until
                                                      1994); President, Maxwell Building Corp.
                                                      (until 1991).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Non-Independent Trustees
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
James R. Boyle (3)           Trustee       2005       Chairman and Director, John Hancock            259
(1959)                                                Advisers, LLC (the "Adviser"), The Berkeley
                                                      Financial Group, LLC ("The Berkeley Group")
                                                      (holding company) and John Hancock Funds,
                                                      LLC (since 2005); President, John Hancock
                                                      Annuities; Executive Vice President, John
                                                      Hancock Life Insurance Company (since June,
                                                      2004); President U.S. Annuities; Senior Vice
                                                      President, The Manufacturers Life Insurance
                                                      Company (U.S.A) (prior to 2004).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


---------------------------- ------------- ---------- ---------------------------------------------- -----------------
                                                                                                     Number of John
                             Position(s)   Trustee/                                                  Hancock Funds
Name, (Year of Birth),       Held with     Officer    Principal Occupation(s) and other              Overseen by
Address(1)                   Fund          since (2)  Directorships  During Past 5 Years             Trustee
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Principal Officers who are
not Trustees
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Keith F. Hartstein           President     2005       Senior Vice President, Manulife Financial      N/A
(1956)                       and Chief                Corporation (since 2004); Director,
                             Executive                President and Chief Executive Officer, the
                             Officer                  Adviser, The Berkeley Group, John Hancock
                                                      Funds, LLC (since 2005); Director, MFC
                                                      Global Investment Management (U.S.), LLC
                                                      ("MFC Global (U.S.)") (since 2005);
                                                      Director, John Hancock Signature Services,
                                                      Inc. (since 2005); President and Chief
                                                      Executive Officer, John Hancock Investment
                                                      Management Services, LLC (since 2006);
                                                      President and Chief Executive Officer, John
                                                      Hancock Funds II, John Hancock Funds III,
                                                      and John Hancock Trust; Director, Chairman
                                                      and President, NM Capital Management, Inc.
                                                      (since 2005); Chairman, Investment Company
                                                      Institute Sales Force Marketing Committee
                                                      (since 2003); Director, President and Chief
                                                      Executive Officer, MFC Global (U.S.)
                                                      (2005-2006); Executive Vice President, John
                                                      Hancock Funds, LLC (until 2005).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Thomas M. Kinzler            Secretary     2006       Vice President and Counsel, John Hancock       N/A
(1955)                       and Chief                Life Insurance Company (U.S.A.) (since
                             Legal                    2006); Secretary and Chief Legal Officer,
                             Officer                  John Hancock Funds, John Hancock Funds II,
                                                      John Hancock Funds III and John Hancock
                                                      Trust (since 2006); Vice President and
                                                      Associate General Counsel for Massachusetts
                                                      Mutual Life Insurance Company (1999-2006);
                                                      Secretary and Chief Legal Counsel for MML
                                                      Series Investment Fund (2000-2006);
                                                      Secretary and Chief Legal Counsel,
                                                      MassMutual Institutional Funds (2000-2004);
                                                      Secretary and Chief Legal Counsel,
                                                      MassMutual Select Funds and MassMutual
                                                      Premier Funds (2004-2006).
---------------------------- ------------- ---------- ---------------------------------------------- -----------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


---------------------------- ------------- ---------- ---------------------------------------------- -----------------
                                                                                                     Number of John
                             Position(s)   Trustee/                                                  Hancock Funds
Name, (Year of Birth),       Held with     Officer    Principal Occupation(s) and other              Overseen by
Address(1)                   Fund          since (2)  Directorships  During Past 5 Years             Trustee
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Francis V. Knox, Jr.         Chief         2005       Vice President and Chief Compliance            N/A
(1947)                       Compliance               Officer, John Hancock Investment
                             Officer                  Management Services, LLC, the Adviser
                                                      and MFC Global (U.S.) (since 2005); Vice
                                                      President and Chief Compliance Officer,
                                                      John Hancock Funds II, John Hancock
                                                      Funds III and John Hancock Trust (since
                                                      2005); Vice President and Assistant
                                                      Treasurer, Fidelity Group of Funds
                                                      (until 2004); Vice President and Ethics
                                                      & Compliance Officer, Fidelity
                                                      Investments (until 2001).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Gordon M. Shone              Treasurer     2006       Treasurer for John Hancock Funds (since        N/A
(1956)                                                2006); for John Hancock Funds II, John
                                                      Hancock Funds III and John Hancock Trust
                                                      (since 2005); Vice President and Chief
                                                      Financial Officer, John Hancock Trust
                                                      (2003-2005); Senior Vice President, John
                                                      Hancock Life Insurance Company (U.S.A.)
                                                      (since 2001); Vice President, John
                                                      Hancock Investment Management Services,
                                                      Inc., John Hancock Advisers, LLC (since
                                                      2006), and The Manufacturers Life
                                                      Insurance Company (U.S.A.) (1998 to
                                                      2000).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


---------------------------- ------------- ---------- ---------------------------------------------- -----------------
                                                                                                     Number of John
                             Position(s)   Trustee/                                                  Hancock Funds
Name, (Year of Birth),       Held with     Officer    Principal Occupation(s) and other              Overseen by
Address(1)                   Fund          since (2)  Directorships  During Past 5 Years             Trustee
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
John G. Vrysen               Chief         2005       Senior Vice President, Manulife Financial      N/A
(1955)                       Financial                Corporation (since2006), Director,
                             Officer                  Executive Vice President and Chief
                                                      Financial Officer, the Adviser, The
                                                      Berkeley Group and John Hancock Funds, LLC
                                                      (since 2005); Executive Vice President and
                                                      Chief Financial Officer, John Hancock
                                                      Investment Management Services, LLC (since
                                                      2005), Senior Vice President and Chief
                                                      Financial Officer, MFC Global (U.S.) (since
                                                      2005); Director, John Hancock Signature
                                                      Services, Inc. (since 2005); Chief
                                                      Financial Officer, John Hancock Funds, John
                                                      Hancock Funds II, John Hancock Funds III,
                                                      and John Hancock Trust (since 2005); Vice
                                                      President and General Manager, Fixed
                                                      Annuities, U.S. Wealth Management (until
                                                      2005); Vice President, Operations Manulife
                                                      Wood Logan (2000-2004).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit and Compliance Committee, the Governance Committee, the Contracts/Operations Committee, and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons" of the Fund.

The Audit and Compliance Committee members are Messrs. Chapman, Ladner, Moore and Ms. McGill Peterson. All of the members of the Audit and Compliance Committee are independent and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit and Compliance Committee. The Audit and Compliance Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit and Compliance Committee held four meetings during the fiscal year ended October 31, 2006.

The Governance Committee members are all of the independent Trustees. The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and to assume duties, responsibilities and functions to nominate candidates to the Board, together with such addition duties, responsibilities and functions as are delegated to it from time to time.

Among other things, the Governance Committee acts as a nominating committee of the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee will generally apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Governance Committee held four meetings during the fiscal year ended October 31, 2006.


As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Governance Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 601 Congress Street, Boston, MA 02210-2805. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.


The Contracts/Operations Committee members are Messrs. Carlin, Cunningham, Dion and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2006.

The Investment Performance Committee members are all of the independent Trustees. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2006.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities in the John Hancock Funds Complex overseen by the Trustee, as of December 31, 2006.



------------------------------------- ----------------------------------- -----------------------------------------
                                                                            Aggregate Dollar Range of holdings in
                                          Dollar Range of Fund Shares         John Hancock funds overseen by
Name of Trustee                              Owned by Trustee (1)                      Trustee (1)
------------------------------------- ----------------------------------- -----------------------------------------
Independent Trustees
------------------------------------- ----------------------------------- -----------------------------------------
James F. Carlin                                    $1-10,000                            Over $100,000
------------------------------------- ----------------------------------- -----------------------------------------
Richard P. Chapman, Jr.                            $1-10,000                            Over $100,000
------------------------------------- ----------------------------------- -----------------------------------------
William H. Cunningham                                 none                              $10,001-$50,000
------------------------------------- ----------------------------------- -----------------------------------------
Ronald R. Dion                                        none                              Over $100,000
------------------------------------- ----------------------------------- -----------------------------------------
Charles L. Ladner                                  $1-10,000                            Over $100,000
------------------------------------- ----------------------------------- -----------------------------------------
Dr. John A. Moore                                $10,001-50,000                         Over $100,000
------------------------------------- ----------------------------------- -----------------------------------------
Patti McGill Peterson                            $10,001-50,000                         Over $100,000
------------------------------------- ----------------------------------- -----------------------------------------
Steven R. Pruchansky                               $1-10,000                            Over $100,000
------------------------------------- ----------------------------------- -----------------------------------------
Non-Independent Trustee
------------------------------------- ----------------------------------- -----------------------------------------
James R. Boyle                                        none                             $10,001-$50,000
------------------------------------- ----------------------------------- -----------------------------------------

(1) This Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2006, the respective "Dollar Range of Fund Shares Owned by Trustee" would not change and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: over $100,000 for Mr. Carlin, over $100,000 for Mr. Chapman, over $100,000 for Mr. Cunningham, over $100,000 for Mr. Dion, over $100,000 for Mr. Ladner, over $100,000 for Dr. Moore, over $100,000 for Ms. Peterson and over $100,000 for Mr. Pruchansky.


The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and received no compensation from the Fund for their services.


                                                                            Total Compensation From the
Independent Trustees            Aggregate Compensation from the Fund    Fund and John Hancock Fund Complex
                                                 (1)                              to Trustees (2)

James F. Carlin                                $1,518                                $125,250
Richard P. Chapman*+                            1,536                                 126,250
William H. Cunningham*                          1,646                                 193,250
Ronald R. Dion*                                 3,126                                 265,250
Charles L. Ladner*                              1,789                                 194,250
Dr. John A. Moore*                              1,799                                 146,250
Patti McGill Peterson*                          1,515                                 126,500
Steven R. Pruchansky*                           1,832                                 145,250
Total                                          $14,761                              $1,322,250

(1)  Compensation is for the fiscal year ending October 31, 2006.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2006. As of this date, Messrs. Carlin, Chapman, Dion, Moore, Pruchansky and Ms. McGill Peterson served on fifty-three (53) funds in the John Hancock Fund Complex: Messrs. Ladner and Cunningham served on one-hundred-forty-three funds (143).

* As of December 31, 2006, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $83,758, Mr. Cunningham was $170,724, Mr. Dion was $579,423, Mr. Ladner was $85,936, Ms. McGill Peterson was $70,782, Dr. Moore was $325,332 and Mr. Pruchansky was $330,220 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+    Mr. Chapman is retiring March 20, 2007.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 2, 2007, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of outstanding shares of each class of the Fund:

---------------------------------------- ------------ ----------- -----------
Name and Address of Owners of More
than 5% of Shares                          Class A      Class B     Class C
---------------------------------------- ------------ ----------- -----------
MLPF&S                                      ----          ----      17.65%
 For The Sole Benefit Of Its Customers
Attn: Fund Administration 973R9
4800 Deerlake Drive East
Jacksonville FL 32246-6484

---------------------------------------- ------------ ----------- -----------
Citigroup Global Markets, Inc.              ----          5.10%      7.21%
333 West 34th Street, 7th Floor
New York NY 10001-2483

---------------------------------------- ------------ ----------- -----------

INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $40 billion in open-end funds, closed-end funds, private accounts, retirement plans and related party assets for individual and institutional investors as of December 31, 2006. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Sub-Adviser, MFC Global (U.S.), located at 101 Huntington Avenue, Boston, Massachusetts 02199, was organized in 1979 and as of December 31, 2006 had approximately $26 billion in assets under management. The Sub-Adviser is a wholly-owned indirect subsidiary of John Hancock Financial Services, Inc. (an indirect wholly-owned subsidiary of Manulife Financial Corporation).

The Board of Trustees appointed MFC Global (U.S.) as Sub-Adviser to the Fund effective December 31, 2005. As of that date, the investment personnel of the Adviser were reassigned to MFC Global (U.S.). The Adviser will continue to serve as investment adviser to the Fund and will be responsible for the supervision of MFC Global (U.S.)'s services to the Fund.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, in conjunction with the Sub-Adviser, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser and the Fund have entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the Review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser quarterly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

      Average Daily Net Assets                       Annual Rate
      ------------------------                       -----------
      First $200,000,000                             0.80%
      Amount over $200,000,000                       0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the fiscal years ended October 31, 2004, 2005 and 2006 the Adviser received fees of $2,283,152, $2,177,111, and $2,100,118, respectively.


As compensation for its services under the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

      Average Daily Net Assets                       Annual Rate
      ------------------------                       -----------
      First $200,000,000                             0.45%
      Amount over $200,000,000                       0.40%

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or the Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the John Hancock Life Insurance Company ("Life Company") may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) and the initial approval of the Sub-Advisory Agreement were approved by all the Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that their continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. These agreements may be terminated on 60 days' written notice by either party to the contract or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned. The Sub-Advisory Agreement terminates automatically upon termination of the Advisory Agreement.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser and its affiliates. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 2004, 2005 and 2006 the Fund paid the Adviser $80,623, $67,023, and $49,084 respectively, for services under this Agreement.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund who in turn has made contractual arrangements for the Fund's Sub-Adviser to vote relating to securities held by the Fund. A summary of the Sub-Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2006 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfunds.com/proxy or on the SEC's website at www.sec.gov.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, Sub-Adviser, principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER


Other Accounts the Portfolio Manager is Managing. The table below indicates for the portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.



------------------------------------- -------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME                OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
------------------------------------- -------------------------------------------------------------------------------
Robert C. Junkin, CPA                 Other Registered Investment Companies:1 (one) fund with total net assets of approximately $ 111.4million.

                                      Other Pooled Investment Vehicles:  None.

                                      Other Accounts 1 (one ) accounts with total net assets of approximately $12 million.

------------------------------------- -------------------------------------------------------------------------------


The Adviser and Sub-Adviser do not receive a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser and Sub-Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Sub-Adviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

  o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Sub-Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

  o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-Adviser generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Sub-Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

  o  A  portfolio  manager  could  favor an account if the  portfolio  manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Sub-Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. Neither the Adviser nor the Sub-Adviser receives a performance-based fee with respect to any of the accounts managed by the portfolio manager.

  o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Sub-Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

  o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Sub-Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Sub-Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. A limited number of senior portfolio managers, who serve as officers of both the Sub-Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

  o Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Adviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

  o Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Sub-Adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

     o Investment Performance: The investment performance of all accounts managed by the investment professional over one and three- year periods is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

     o The Profitability of the Sub-Adviser: The profitability of the Sub-Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Sub-Adviser.

     o Non-Investment Performance: The more intangible contributions of an investment professional to the Sub-Adviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

  o Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

The Sub-Adviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of the Sub-Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Share Ownership by the Portfolio Manager. The following table indicates as of October 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio manager in the Fund. For purposes of this table, the following letters represent the range indicated below:

         A    -   $0
         B    -   $1 - $10,000
         C    -   $10,001 - $50,000
         D    -   $50,001 - $100,000
         E    -   $100,001 - $500,000
         F    -   $500,001 - $1,000,000
         G    -   More than $1 million

------------------------------ -----------------------------------------
Portfolio Manager              Range of Beneficial Ownership
------------------------------ -----------------------------------------
Robert C. Junkin                                  A
------------------------------ -----------------------------------------

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. (Prior to July 15, 2004, Class C shares were also subject to a sales load imposed at the time of purchase.) In the case of Class B, and Class C, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended October 31, 2004, 2005 and 2006 were $185,741, $167,420, and $280,179, respectively, of such amounts $26,095, $24,041, and
$43,560 respectively, were retained by John Hancock Funds in 2004, 2005 and 2006, respectively. The underwriting commissions (sales charges) for sales of the Fund's Class C shares for the years ended October 31, 2004, 2005 and 2006 were $16,227, $0 and $0, respectively. No Class C commissions were retained by John Hancock Funds; the underwriting commissions were reallowed to Selling Firms.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fee will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate Class B and/or Class C Plans at any time. For the fiscal year ended October 31, 2006, an aggregate of $85,717 of Distribution Expenses or 0.08% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended October 31, 2006, an aggregate of $153,953 of Distribution Expenses or 1.00% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by the vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended October 31, 2006, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.



                                                             Expense Items
                                                             -------------
                                      Printing and
                                       Mailing of                                                       Interest,
                                       Prospectus                                                       Carrying
                                         to New            Compensation           Expenses of      or Other Finance
Shares              Advertising       Shareholders       to Selling Firms         Distributor           Charges
------              -----------       ------------       ----------------         -----------      ----------------
Class A               $13,758             $198               $284,430              $161,015                $0
Class B               $71,149             $283               $561,720              $396,398                $0
Class C               $ 2,196              $25               $121,226               $30,127                $0


SALES COMPENSATION

As part of their business strategies, the Fund, along with the Distributor, pay compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B and Class C are (1) the 12 b-1 fees that are paid out of the fund's assets and
(2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts", "Initial Sales Charges on Class A Shares" and "Deferred Sales Charge on Class B and Class C
Shares" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page.


Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described in the First Year Brokerage or Other Selling Firm Compensation chart. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made; the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares; the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

Additional compensation. The Distributor at its expense, and without additional cost to the Fund or its shareholders, may provide additional compensation to a Selling Firm in connection with their promotion of the Fund or sale of shares of the Fund. The Distributor may make payments to selling firms for marketing support and/or shareholder administrative services. These marketing support payments may include financial assistance to Selling Firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other Selling Firm - sponsored events or activities. From time to time, the Distributor may provide expense reimbursements for special training of a Selling Firm's registered representatives and other employees in group meetings. Non-cash compensation may also take the form of occasional gifts, meals, tickets or other entertainment as limited by NASD requirements. Payments may include amounts for sub-administration and other services for shareholders whose shares are held of record in omnibus or other group accounts. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency such as the NASD. The Distributor compensates Selling Firms differently depending upon, among other factors, the level and/or type of marketing support provided by the Selling Firm. The level of payments made to a Selling Firm in any given year will vary and may be substantial. These payments may provide an incentive to a Selling Firm to actively promote the Funds or cooperate with the Distributor's promotional efforts. Depending on the arrangements in place at any particular time, Selling Firms may have a financial incentive to recommend a particular fund or a share class. You should ask your Selling Firm for more information about any services it provides, as well as about fees, commissions and/or marketing support payments.




Additional Payments to Financial Intermediaries. Shares of the Funds are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. In addition to sales charges, which are payable by shareholders, or Rule 12b-1 distribution fees which paid by the Funds, The funds' principal distributor John Hancock Funds, LLC ("John Hancock Funds") may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that John Hancock Funds provides to firms are described below. These categories are not mutually exclusive and John Hancock Funds may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in John Hancock Funds' efforts to promote the sale of the funds' shares. John Hancock Funds agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. John Hancock Funds determines which firms to support and the extent of the payments it is willing to make. John Hancock Funds generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts. John Hancock Funds does not make an independent assessment of the cost of providing such services.

As of January 2, 2007, the following member firms of the NASD have arrangements in effect with John Hancock Funds pursuant to which the firm is entitled to a revenue sharing payment:

------------------------------------- ------------------------------------------
1st Global Capital Corp.              A. G. Edwards & Sons, Inc.
------------------------------------- ------------------------------------------
AIG Advisor Group                     Ameriprise Financial Services, Inc.
------------------------------------- ------------------------------------------
AXA Advisors, LLC                     Citigroup Global Markets Inc.
------------------------------------- ------------------------------------------
Commonwealth Financial Network        Crown Capital Securities, L.P.
------------------------------------- ------------------------------------------
CUSO Financial Services, L.P.         Ferris, Baker, Watts Incorporated
------------------------------------- ------------------------------------------
First Tennessee Brokerage, Inc.       Girard Securities
------------------------------------- ------------------------------------------
H.D. Vest Investment Services         ING Financial Partners, Inc.
------------------------------------- ------------------------------------------
Investacorp, Inc.                     Investment Professionals, Inc.
------------------------------------- ------------------------------------------
Janney Montgomery Scott LLC           J.J.B. Hilliard, W. L. Lyons, Inc.
------------------------------------- ------------------------------------------
John Hancock Financial Network        Lincoln Financial Advisors Corporation
------------------------------------- ------------------------------------------
Linsco/Private Ledger Corp.           Merrill, Lynch, Pierce, Fenner, & Smith
                                      Incorporated
------------------------------------- ------------------------------------------
Morgan Keegan & Company, Inc          Morgan Stanley & Co., Incorporated
------------------------------------- ------------------------------------------
National Planning Corporation         NFP
------------------------------------- ------------------------------------------
Oppenheimer & Co., Inc..              Pacific Select Group
------------------------------------- ------------------------------------------
Prudential Investments LLC            Raymond James & Associates, Inc.
------------------------------------- ------------------------------------------
RBC Dain Rauscher Inc.                Robert W. Baird & Co. Incorporated
------------------------------------- ------------------------------------------
Securities America, Inc               Stifel, Nicolaus & Company, Incorporated
------------------------------------- ------------------------------------------
Transamerica Financial Advisors, Inc. UBS Financial Services, Inc
------------------------------------- ------------------------------------------
UVEST Financial Services, Inc.        Wachovia Securities, LLC
------------------------------------- ------------------------------------------
Wells Fargo Investments, LLC          Woodbury Financial Services
------------------------------------- ------------------------------------------

John Hancock Funds also has arrangements with intermediaries that are not members of the NASD.

Sales and Asset Based Payments. John Hancock Funds makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. John Hancock Funds hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for the John Hancock Advisers and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give John Hancock Funds additional access to members of its sales force or management. In addition, the a firm may agree to participate in the distributor's marketing efforts of John Hancock Funds by allowing us it to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

The revenue sharing payments John Hancock Funds makes may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. John Hancock Funds may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. John Hancock Funds also may make payments to certain firms that sell shares of the funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. John Hancock Funds also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that John Hancock Funds may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Cash Payments. From time to time, John Hancock Funds, at its expense, may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by John Hancock Funds may include financial assistance to firms that enable John Hancock Funds to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. John Hancock Funds makes payments for entertainment events they deem appropriate, subject to John Hancock Funds' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

John Hancock Funds, LLC and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the investment adviser or its affiliates that are not related to the funds.

              First Year Broker or Other Selling Firm Compensation

                                   Investor pays
                                   sales charge         Selling Firm         Selling Firm
                                   (% of offering       receives             receives 12b-1       Total Selling Firm
Class A investments                price) (1)           commission (2)       service fee (3)      compensation (4)(5)
-------------------                -------------        --------------       ---------------      -------------------
Up to $49,999                      5.00%                4.01%                0.25%                4.25%
$50,000 - $99,999                  4.50%                3.51%                0.25%                3.75%
$100,000 - $249,999                3.50%                2.61%                0.25%                2.85%
$250,000 - $499,999                2.50%                1.86%                0.25%                2.10%
$500,000 - $999,999                2.00%                1.36%                0.25%                1.60%

Investments of Class A shares of
$1 million or more

First $1M - $4,999,999             --                   0.75%                0.25%                1.00%
Next $1 - $5M above that           --                   0.25%                0.25%                0.50%
Next $1 or more above that         --                   0.00%                0.25%                0.25%

Investment of Class A shares by
certain Retirement Plans (6)

First $1M - $4,999,999             --                   0.75%                0.25%                1.00%
Next $1 - $5M above that           --                   0.25%                0.25%                0.50%
Next $1 or more above that         --                   0.00%                0.25%                0.25%

Class B investments

All amounts                        --                   3.75%                0.25%                4.00%

Class C investments

All amounts                        --                   0.75%                0.25%                1.00%

(1) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds, LLC may take recent redemptions into account in determining if an investment qualifies as a new investment.

(2) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(3) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, LLC, the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears.

(4) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(5) Underwriter retains the balance.

(6) Commissions (up to 1.00%) are paid to dealer who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of $1 million or more, purchases by employer sponsored defined contribution retirement plans investing $1 million or more, or with 100 or more eligible employees at the time of purchase.


CDSC revenues collected by John Hancock Funds, LLC may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

The NAV for each class of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Equity options held by a Fund are priced as of the close of trading (generally 4 p.m. Eastern Time), futures contracts on U.S. government and other fixed-income securities (generally 3 p.m. Eastern Time) and index options held by a Fund are priced as of their close of trading (generally 4:15 p.m. Eastern Time).

Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

If any securities held by the Fund are restricted as to resale, the fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time on the date of any determination of the Fund's NAV. Generally, trading in foreign securities is substantially completed each day at various times prior to the closed of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York Time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if these has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by some of the Funds may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge" or "CDSC"). The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Combination and "Accumulation Privileges" below).

In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 living in the same household (see "Combination and Accumulation Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. John Hancock Signature Services, Inc. will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify John Hancock Signature Services Inc. and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charges ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients.

o Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.

o Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.


o Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock Funds back to the original account type from which it was converted.


NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


o Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.


o    Retirement plans investing through the PruSolutions(sm) program.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

        Amount Invested                                 CDSC Rate
        ---------------                                 ---------
        First $1 to $4,999,999                          1.00%
        Next $1 to $5M above that                       0.50%
        Next $1 or more above that                      0.25%

As of July 15, 2004, no Class C shares paid a front-end sales charge.

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

In Kind Re-registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase or by the Fund to sell any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a Contingent Deferred Sales Charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

  o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)                  $600.00
  o *Minus Appreciation ($12 - $10) x 100 shares                                (200.00)
  o Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)     (120.00)
                                                                                --------
  o Amount subject to CDSC                                                      $280.00

  *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

*    Redemptions   made  under  certain   liquidation,   merger  or  acquisition
     transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" in the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)


* Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.


* Redemptions of Class A shares by retirement plans that invested through PruSolutions(sm) program.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix on the following page for some examples.

------------------------ ------------------- ----------------- ----------------- ------------------- -----------------
                         401 (a) Plan (401
                         (k), MPP, PSP)
Type of                  457 & 408 (SEPs &
Distribution             Simple IRAs)        403 (b)           457               IRA, IRA Rollover   Non-retirement
------------------------ ------------------- ----------------- ----------------- ------------------- -----------------
Death or Disability      Waived              Waived            Waived            Waived              Waived
------------------------ ------------------- ----------------- ----------------- ------------------- -----------------
------------------------ ------------------- ----------------- ----------------- ------------------- -----------------
Over 70 1/2              Waived              Waived            Waived            Waived for          12% of account
                                                                                 required minimum    value annually
                                                                                 Distributions* or   in periodic
                                                                                 12% of account      payments
                                                                                 value annually in
                                                                                 periodic payments.
------------------------ ------------------- ----------------- ----------------- ------------------- -----------------
Between 59 1/2           Waived              Waived            Waived            Waived for Life     12% of account
and 70 1/2                                                                       Expectancy or 12%   value annually
                                                                                 of account value    in periodic
                                                                                 annually in         payments
                                                                                 periodic payments.
------------------------ ------------------- ----------------- ----------------- ------------------- -----------------
Under 59 1/2             Waived for          Waived for        Waived for        Waived for          12% of account
(Class B and Class C     annuity payments    annuity           annuity           annuity payments    value annually
only)                    (72t) or 12% of     payments (72t)    payments (72t)    (72t) or 12% of     in periodic
                         account value       or 12% of         or 12% of         account value       payments
                         annually in         account value     account value     annually in
                         periodic payments.  annually in       annually in       periodic payments.
                                             periodic          periodic
                                             payments.         payments.
------------------------ ------------------- ----------------- ----------------- ------------------- -----------------
Loans                    Waived              Waived            N/A               N/A                 N/A
------------------------ ------------------- ----------------- ----------------- ------------------- -----------------
Termination of Plan      Not Waived          Not Waived        Not Waived        Not Waived          N/A
------------------------ ------------------- ----------------- ----------------- ------------------- -----------------
Hardships                Waived              Waived            Waived            N/A                 N/A
------------------------ ------------------- ----------------- ----------------- ------------------- -----------------
Qualified Domestic       Waived              Waived            Waived            N/A                 N/A
Relations Orders
------------------------ ------------------- ----------------- ----------------- ------------------- -----------------
Termination of           Waived              Waived            Waived            N/A                 N/A
Employment Before
Normal Retirement Age
------------------------ ------------------- ----------------- ----------------- ------------------- -----------------
Return of Excess         Waived              Waived            Waived            Waived              N/A
------------------------ ------------------- ----------------- ----------------- ------------------- -----------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90- day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.


Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Class A, Class B and Class C Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described under the caption "TAX STATUS".


Retirement plans participating in Merrill Lynch's or The Princeton Retirement Group, Inc.'s servicing programs:


Class A shares  are  available  at net  asset  value  for  Merrill  Lynch or The
Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and no other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The fund no longer issues share certificates. Shares are electronically recorded.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on the class of shares purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and Domestic corporations, partnerships trusts and estates.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its investments in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Certain of options, futures, and forward currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on transactions involving options, futures, or forward contracts, and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other distribution of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has a $2,745,340 capital loss carryforward available, to the extent provided by regulations, to offset future new realized capital gains. The Fund's carryforwards expire as follows: $1,622,916 expires October 31, 2009 and $1,122,424 expires October 31, 2010. The availability of a certain amount of these capital loss carryforwards acquired in fund mergers may be limited in a given year due to merger loss limitation rules.

If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

If the Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirement stated above with respect to their Fund shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and
(ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distribution from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or Sub-Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed periodically by the Sub-Adviser's Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Fund's trades may be executed by dealers and also sell shares of John Hancock funds. However, the Adviser and Sub-Adviser do not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, and may include, to a lesser extent, the availability and value of research information and statistical assistance furnished to the Adviser and Sub-Adviser of the Fund. The Adviser and Sub-Adviser have implemented policies and procedures (approved by the Fund's board of Trustees) reasonably designed to ensure that the Fund's selection of the broker-dealer is not influenced by considerations about the sales of Fund shares.


Where research is available for cash payments, the Sub-Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.


The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser's or Sub-Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of specialized consultations with the Adviser's or Sub-Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Sub-Adviser since the broker-dealers used by the Adviser or Sub-Adviser tend to follow a broader universe of securities and other matters than the Adviser's or Sub-Adviser's staff can follow. In addition, the research provides the Adviser or Sub-Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates or by the Sub-Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Sub-Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser and Sub-Adviser believe that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's or Sub-Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Sub-Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Sub-Adviser. However, to the extent that the Adviser or Sub-Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser or Sub-Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or
Sub-Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser or Sub-Adviser's other clients.

In effecting portfolio transactions on behalf of the Fund and the Adviser's and Sub-Adviser's other clients, the Adviser and Sub-Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


While the Adviser and/or the Sub-Adviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser or Sub-Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended October 31, 2004, 2005 and 2006 the Fund paid negotiated brokerage commissions of$417,734, $350,647, and $804,136, respectively.


Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Sub-Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, the Sub-Adviser or the Affiliated Broker. Because the Adviser or Sub-Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.


The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer ("Signator" or an "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (until December 31, 2004, Manulife Financial Securities, LLC) ("JH Distributors" or "Affiliated Broker"). For the fiscal years ended October 31, 2004, 2005 and 2006 the Fund paid no brokerage commissions to any Affiliated Broker.


Other investment advisory clients advised by the Adviser or Sub-Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Funds pay Signature Services monthly a fee which is based on an annual rate of $15.00 for each Class A shareholder account and $17.50 for each Class B shareholder account and $16.50 for each Class C shareholder account plus out-of-pocket expenses. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B, and Class C shares. Prior to January 1, 2006, the Fund paid Signature Services monthly a fee which was based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account plus certain out-of-pocket expenses. The Fund also paid Signature Services monthly a fee of 0.05% of average daily new assets for Class A, Class B and Class C shares. For shares held of record in omnibus or there group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The   independent   registered   public   accounting   firm   of  the   Fund  is
PricewaterhouseCoopers  LLP,  125  High  Street,  Boston,  Massachusetts  02110.

PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements, and reviews the Fund's annual Federal income tax return.

APPENDIX A- Description of Investment Risk

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g., short sales, currency contracts, financial futures and options; securities and index options).

Credit risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., repurchase agreements, securities lending, foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial futures and options; securities and index options, structured securities).

Currency risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses. (e.g., currency trading, foreign debt securities, currency contracts, financial futures and options; securities and index options).

Extension risk. The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g., mortgage-backed securities, structured securities).

Information risk. The risk that key information about a security or market is inaccurate or unavailable.(e.g., non-investment-grade debt securities).

Interest rate risk. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.(e.g., foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial future and options; securities and index options, structured securities).

Leverage risk. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities).

o Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., short sales, non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interests, currency contracts, financial futures and options; securities and index options, structured securities).

Management risk. The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, foreign debt securities, non-investment-grade debt securities, restricted and illiquid securities, financial futures and options; securities and index options, structured securities).

Natural event risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options).

Political risk. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., foreign debt securities).

Prepayment risk. The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage-backed securities, structured securities).

Valuation risk. The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, restricted and illiquid securities, participation interests, structured securities).

APPENDIX B


DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:  Obligations  rated Baa are  subject  to  moderate  credit  risk.  They are
considered   medium-grade   and  as  such  may   possess   certain   speculative
characteristics.

Ba: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated B are considered speculative elements and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


STANDARD & POOR'S RATINGS GROUP


AAA: An  obligation  rated `AAA' has the highest  rating  assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated `BB', `B', `CCC' `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' is currently highly vulnerable to nonpayment.

C: The `C' rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH INVESTORS SERVICE ("Fitch")

Investment Grade

AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. `AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. `A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. `B' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B:   Highly speculative.
o For issuers and performing obligations, `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of `R1' (outstanding).

CCC:
o For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
o    For   individual   obligations,   may  indicate   distressed  or  defaulted
     obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of `R2' (superior), or `R3' (good) or `R4' (average).

CC:
o    For  issuers  and  performing  obligations,  default  of some kind  appears probable.
o For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of `R4' (average) or `R5' (below average).

C:
o    For issuers and performing obligations, default is imminent.
o    For   individual   obligations,   may  indicate   distressed  or  defaulted
     obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of `R6' (poor).

RD:
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D:
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
- the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or

- the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated `D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of `C' to `B' rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the `B' or CCC-C categories.

Default  is   determined   by  reference  to  the  terms  of  the   obligations'
documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard and Poor's

Commercial Paper
A standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated `B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Dual Ratings
Standard & Poor's assigns `dual' rating to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, `AAA/A-1+'). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, `SP-1+/A-1+').

Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

TAX-EXEMPT NOTE RATINGS

Moody's

Short-Term Debt Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.

Standard and Poor's

Short-Term Issue

A Standard & Poor's U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
  o Amoritization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as note; and
  o Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal  and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

APPENDIX C

SUMMARY OF PROXY VOTING


                           John Hancock Advisers, LLC
       MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                formerly known as Sovereign Asset Management LLC
                              Proxy Voting Summary

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and MFC Global (U.S.)manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or MFC Global (U.S.) makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and MFC Global (U.S.) will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and MFC Global (U.S.) vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and MFC Global (U.S.)'s other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and MFC Global (U.S.) have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.


In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants.

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate  Structure and  Shareholder Rights

In  general,  we  support  proposals  that  foster  good  corporate   governance
procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:
  o  the compensation committee is not fully independent;
  o  plan dilution is more than 10% of outstanding common stock;
  o company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval;
  o the option is not premium priced or indexed, or does not vest based on future performance.

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
  o the plan allows stock to be purchased at less than 85% of fair market value;
  o  this plan dilutes outstanding common equity greater than 10%;
  o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity;
  o  the potential dilution from all company plans is more than 85%.

With respect to director stock incentive/option plans, we will vote against management if:

  o the minimum vesting period for options or time lapsing restricted stock is less than one year;
  o  the potential dilution for all company plans is more than 85%.

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

  o  change the company name;
  o  approve other business;
  o  adjourn meetings;
  o  make technical amendments to the by-laws or charters;
  o  approve financial statements;
  o  approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

  o  calling for shareholder ratification of auditors;
  o  calling for auditors to attend annual meetings;
  o  seeking to increase board independence;
  o  requiring minimum stock ownership by directors;
  o seeking to create a nominating committee or to increase the independence of the nominating committee;
  o  seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
       MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                formerly known as Sovereign Asset Management LLC
                             Proxy Voting Procedures

The role of the proxy voting service
John Hancock Advisers, LLC ("JHA") and MFC Global (U.S.( have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and MFC Global (U.S.). When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator
The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or MFC Global (U.S.). When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

The role of mutual fund trustees
The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.


Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.


With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or MFC Global (U.S.)'s predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or MFC Global (U.S.) will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or MFC Global (U.S.) must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

APPENDIX D
                               John Hancock Funds

               Description of Portfolio Holdings Disclosure Policy

General. The Board of Trustees has adopted a policy that governs when and by whom portfolio holdings information may be provided to investors, service providers to the fund or market participants. It is the policy of the fund to provide nonpublic information regarding fund's portfolio holdings only in the limited circumstances permitted by the policy and only where there is a legitimate business purpose for providing the information. The policy applies to the officers of the fund, the adviser, any subadviser, John Hancock Funds, its affiliates and their employees. This is a summary of the fund's policy. The Board of Trustees has approved this policy and must approve any material changes. In doing so, the Board has concluded that the limited circumstances where disclosure of non-public information is permitted are in the best interests of the fund. Under no circumstances may any person receive compensation for providing non-public information regarding the fund's holdings to any person.

The Board is responsible for overseeing the policy and has delegated to the Chief Compliance Officer ("CCO") the responsibility for monitoring the use of nonpublic information and the fund's and the Adviser's compliance with this policy.

The following defined terms are used in the policy and this summary.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the fund prospectus or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are: (a) persons affiliated with the Funds, (b) the Funds' investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Fund portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Funds' custodian and (f) the Funds' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Public Disclosure. The Funds' portfolio holdings are disclosed in publicly available filings with the SEC (e.g. Form N-CSR or Form N-Q). The Funds also publish the following information on their website jhfunds.com:

(1) On the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition.


(2) The following information regarding portfolio holdings will be posted on www.jhfunds.com each month on a one-month lag (i.e., information as of December 31 will be posted on February 1): security name; cusip; market value; shares/amount; coupon rate; maturity date; number of holdings; turnover; attribution analysis; average credit quality rating; duration for bond funds; currency exposure and currency hedging; AMT exposure; portfolio characteristics.


(3) With respect to Money Market Fund and U.S. Government Cash Reserve, the following information regarding portfolio holdings will be posted weekly on www.jhfunds.com: net assets; seven day yield; thirty day yield; % maturing in last seven days; portfolio breakdown by securities type; weighted average maturity.

The information referenced in (1), (2), and (3) above will be available on the funds' website until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

Subject to monitoring and authorization by the CCO, persons subject to the policy may provide Nonpublic Information regarding portfolio holdings to Nonaffiliated Persons in the circumstances listed below. Each Nonaffiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes.


Rating Organizations. Nonpublic Information regarding portfolio holdings. is provided to ratings organizations, such as Moodys, S&P, Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or, if applicable, subadviser. This information is typically provided on a monthly basis, as soon as practical after the end of each month. The fund generally expects that it will continue to provide these rating organizations with such information.

Risk Management, Attribution, Portfolio Analysis Tools. Nonpublic Information regarding portfolio holdings is provided to Factset, BondEdge, Investools, Salomon Yieldbook, Lehman Brothers Municipal Index Group, Wilshire, or other entities for the purpose of compiling reports and preparing data for use by the fund and its service providers. This information is typically provided on a daily or monthly basis, as soon as practical after the end of each day or month respectively. The fund generally expects that it will continue to provide these service providers with such information.

Proxy Voting Services. Nonpublic Information regarding portfolio holdings is provided to ISS, the fund's proxy voting service, for the purpose of voting proxies relating to portfolio holdings. The proxy voting service has regular access to the fund's portfolio holdings in order to determine if there are any securities held by the fund as to which there is upcoming shareholder action in which the fund is entitled to vote. The provision of this information is necessary in order to carry out the fund's proxy voting policy. The fund expects that it will continue to provide ISS with such information.


Computer Products and Services. Nonpublic Information regarding portfolio holdings may be provided to entities providing computer products and services to the Funds (for example, for the purpose of generating compliance reports or reports relating to proxy voting). These services may require regular, normally daily, access to the fund's portfolio holdings in order to provide the contracted services to the fund.

Institutional Traders. Nonpublic Information regarding portfolio holdings may be provided to institutional traders to assist in research and trade execution. This information, which identifies current holdings without a time lag, is provided on an irregular basis and is normally only used to identify portfolio positions as to which the fund would welcome bids.

Courts and Regulators. Nonpublic Information regarding portfolio holdings may be provided to any court or regulator with appropriate jurisdiction. The frequency and time lag depends upon the request. In providing this information, the fund is merely complying with its legal obligations.

Other Persons. Nonpublic Information regarding portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Fund or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

Disclosure of Portfolio Holdings to Affiliated Persons

The Board or the CCO may authorize the provision of any Nonpublic Information regarding portfolio holdings to other Affiliated Persons. If authorized by the CCO, the CCO must report such approval to the Board of Trustees. The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed in Appendix A) and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed in Appendix A have been exempt from such pre-approval. In the case of persons listed in Section II, III and IV of Appendix A, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:
(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any sub-adviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

Resolution of Conflicts of Interest

If the Fund or its adviser or principal underwriter or any of its subadviser (or any of their affiliates) desire to provide Nonpublic Information regarding Fund portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Fund who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will be in the best interests of Fund shareholders.

Changes to Policy

Any material changes to this policy must be approved by the Fund's Board of Trustees.

Reports to the Trust's Board of Trustees

The CCO shall report any material issues that may arise under this policy to the Board of Trustees no later than the Board meeting following the arising of the issue.

Applicability of Policy to a Fund's Adviser and Subadvisers

This policy shall apply to the Fund's Adviser and each of its subadvisers as applicable.


Appendix A

I. Employees* of John Hancock Advisers, LLC who are subject to the Code of Ethics of the Fund, the Funds' investment adviser, or the Fund's principal underwriter, John Hancock Funds, LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to a Fund.

III. Employees* of the Funds' custodian who provide services to the Funds.

IV. Employees* and partners of a Fund's certified public accounting firm who provide services to the Fund.

V. Employees* and partners of a Fund's legal counsel who provides services to the Fund.

*Includes temporary employees.

FINANCIAL STATEMENTS


The financial statements listed below are included in the Fund's 2006 Annual Report to Shareholders for the year ended October 31, 2006; (filed electronically on December 28, 2006, accession number 0000928816-06-001002) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Health Sciences Fund (file nos. 811-4932 and 33-10722).

John Hancock World Fund
  John Hancock Health Sciences Fund

Statement of Assets and Liabilities as of October 31, 2006
Statement of Operations for year ended October 31, 2006
Statement of Changes in Net Assets for the two years in the period ended October 31, 2006
Notes to Financial Statements.
Financial Highlights for each of the five years in the period ended October 31, 2006
Schedule of Investments as of October 31, 2006
Report of Independent Registered Public Accounting Firm.

                             JOHN HANCOCK WORLD FUND

                                     PART C.

OTHER INFORMATION

Item 23. Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item 25. Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust included as Exhibit 1 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, LLC ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC ("the Adviser") provide as follows:

 "Section 5.06.  Indemnification and Exculpation."
                 -------------------------------

         (a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

         (b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

         (c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

         (d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

         (e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

         (f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by
(a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question ("Disinterested Directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

         (g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

Item 26. Business and Other Connections of Investment Advisers.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 27. Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Municipal Securities Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Equity Trust, John Hancock Funds II and John Hancock Funds III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.

  Name and Principal                Positions and Offices                  Positions and Offices
   Business Address                    with Underwriter                       with Registrant
   ----------------                    ----------------                       ---------------

James R. Boyle                     Chairman and Director                           Trustee
601 Congress St.
Boston, Massachusetts

Keith F. Hartstein                    Director, President                      President and
601 Congress Street               and Chief Executive Officer             Chief Executive Officer
Boston, Massachusetts

John G. Vrysen                Director, Executive Vice President
601 Congress Street              and Chief Financial Officer              Chief Financial Officer
Boston, Massachusetts

Arthur E. Creel                      Senior Vice President                          None
601 Congress St.
Boston, Massachusetts

Bruce R. Speca                              None                     Senior Vice President, Investments
601 Congress St.
Boston, Massachusetts

Andrew G. Arnott                     Senior Vice President                          None
601 Congress St.
Boston, Massachusetts

Robert M. Boyda                             None                     Senior Vice President, Investments
601 Congress St.
Boston, Massachusetts

John J. Danello                             None                            Vice President, Law
601 Congress St.
Boston, Massachusetts

Carey Hoch                              Vice President                              None
601 Congress St.
Boston, Massachusetts

Kristine McManus                        Vice President                              None
601 Congress St.
Boston, Massachusetts

Daniel Rollins                          Vice President                              None
601 Congress St.
Boston, Massachusetts

                                       C-3

Steven E. Medina                            None                         Vice President, Investments
601 Congress St.
Boston, Massachusetts

Karen F. Walsh                       Senior Vice President                          None
601 Congress St.
Boston, Massachusetts

Thomas M. Kinzler                           None                                Secretary and
601 Congress St.                                                             Chief Legal Officer
Boston, Massachusetts

Jeffrey H. Long                     Chief Financial Officer                         None
601 Congress St.
Boston, Massachusetts

Peter Copestake                          Treasurer                                  None
200 Bloor Street
Toronto, Ontario

Gordon M. Shone                             None                                 Treasurer
601 Congress St.
Boston, Massachusetts

Michael J. Mahoney                 Assistant Vice President and                     None
601 Congress St.                    Chief Compliance Officer
Boston, Massachusetts

Frank V. Knox                               None                           Chief Compliance Officer
601 Congress St.
Boston, Massachusetts

(c) None.

Item 28.  Location of Accounts and Records

The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 601 Congress Street, Boston Massachusetts 02210-2805 and by MFC Global Investment (U.S.), LLC (formerly known as Sovereign Asset Management LLC) at its principal executive offices at 101 Huntington Avenue, Boston, MA 02199. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) uner the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 26th day of February, 2007.

                              JOHN HANCOCK WORLD FUND

                              By:      *
                              -----------------------
                              Keith F. Hartstein
                              President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.



     Signature                                     Title                             Date
     ---------                                     -----                             ----

         *
------------------------                       President and                    February 26, 2007
Keith F. Hartstein                        Chief Executive Officer

         *
------------------------                  Executive Vice President
John G. Vrysen                          and Chief Financial Officer

/s/Gordon M. Shone                               Treasurer
------------------------                  (Chief Accounting Officer)
Gordon M. Shone

         *
------------------------                         Trustee
James R. Boyle

         *
------------------------                         Trustee
James F. Carlin

         *
------------------------                         Trustee
Richard P. Chapman, Jr.

         *
------------------------                         Trustee
William H. Cunningham

         *
------------------------                    Chairman and Trustee
Ronald R. Dion

         *
------------------------                         Trustee
Charles L. Ladner

         *
------------------------                         Trustee
John A. Moore

         *
------------------------                         Trustee
Patti McGill Peterson

         *
------------------------                         Trustee
Steven R. Pruchansky



By:      /s/Alfred P. Ouellette                                                 February 26, 2007
         ----------------------
         Alfred P. Ouellette
         Attorney-in-Fact, under
         Power of Attorney dated
         June 6, 2006


OPEN END FUNDS:                                               1933 Act Number          1940 Act Number
John Hancock Bond Trust                                           2-66906                 811-3006
John Hancock California Tax-Free Income Fund                     33-31675                 811-5979
John Hancock Capital Series                                       2-29502                 811-1677
John Hancock Current Interest                                     2-50931                 811-2485
John Hancock Equity Trust                                         2-92548                 811-4079
John Hancock Institutional Series Trust                          33-86102                 811-8852
John Hancock Investment Trust                                     2-10156                 811-0560
John Hancock Investment Trust II                                  2-90305                 811-3999
John Hancock Investment Trust III                                 33-4559                 811-4630
John Hancock Municipal Securities Trust                          33-32246                 811-5968
John Hancock Series Trust                                         2-75807                 811-3392
John Hancock Sovereign Bond Fund                                  2-48925                 811-2402
John Hancock Strategic Series                                     33-5186                 811-4651
John Hancock Tax-Exempt Series Trust                             33-12947                 811-5079
John Hancock World Fund                                          33-10722                 811-4932

CLOSED END FUND                                               1933 Act Number          1940 Act Number
John Hancock Bank and Thrift Opportunity Fund                         -                   811-8568
John Hancock Income Securities                                        -                   811-4186
John Hancock Investors Trust                                          -                   811-4173
John Hancock Patriot Global Dividend Fund                             -                   811-06685
John Hancock Patriot Preferred Dividend Fund                          -                   811-7590
John Hancock Patriot Premium Dividend Fund I                          -                   811-5615
John Hancock Patriot Premium Dividend Fund II                         -                   811-05908
John Hancock Patriot Select Dividend Trust                            -                   811-06107
John Hancock Preferred Income Fund                               333-100531               811-21131
John Hancock Preferred Income Fund II                            333-101956               811-21202
John Hancock Preferred Income Fund III                           333-102734               811-21287
John Hancock Tax-Advantaged Dividend Income Fund                 333-108102               811-21416


                                POWER OF ATTORNEY

     The undersigned Trustees or officers of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint THOMAS M. KINZLER, WILLIAM H. KING, ALFRED P. OUELLETTE and GENEVIEVE D. PLUHOWSKI, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 6th day of June, 2006.

/s/ James R. Boyle                        /s/ Charles L. Ladner
------------------                        ---------------------
James R. Boyle, as Trustee                Charles L. Ladner, as Trustee

/s/ James F. Carlin                       /s/ John A. Moore
-------------------                       -----------------
James F. Carlin, as Trustee               John A. Moore, as Trustee

/s/ Richard P. Chapman                    /s/ Patti McGill Peterson
----------------------                    -------------------------
Richard P. Chapman, Jr., as Trustee       Patti McGill Peterson, as Trustee


/s/ William H. Cunningham                 /s/ Steven R. Pruchansky
-------------------------                 ------------------------
William H. Cunningham, as Trustee         Steven R. Pruchansky, as Trustee


/s/ Ronald R. Dion                        /s/ John G. Vrysen
------------------                        ------------------
Ronald R. Dion, as Chairman and Trustee   John G. Vrysen, as Executive Vice
                                           President and Chief Financial Officer

/s/ Keith F. Hartstein
----------------------
Keith F. Hartstein, as President and
  Chief Executive Officer

                             John Hancock World Fund

                               (File no. 33-10722)

                                INDEX TO EXHIBITS

99.(a)   Amended and Restated Declaration of Trust dated March 8, 2005.####

99.(a).1 Abolition of John Hancock Biotechnology Fund and Amendment of Section
         5.11 effective September 16, 2005.####

99.(a).2 Amendment  effective  July 1, 2005, to  Declaration of Trust dated
         March 8, 2005 regarding change of address of principal place of business.+

99.(b)   By-Laws.  Amended and Restated By-Laws dated March 8, 2005.####

99.(c) Instruments Defining Rights of Securities Holders. See exhibits 99.(a) and 99.(b).

99.(d). Investment Management Contract between John Hancock Global Rx Fund (name changed to Health Sciences Fund) and John Hancock Advisers, Inc. dated June 24, 1991.*

99.(d).1 Sub-Investment Management Contract between John Hancock World Fund, John Hancock Advisers, LLC and Sovereign Asset
          Management LLC dated December 31, 2005.####

99.(d).2  Sub-Advisory   Agreement   dated   December  31,  2005  between  the
          Registrant,   John  Hancock   Advisers,   LLC  and  Sovereign  Asset
          Management, LLC (now known as MFC Global Investments (U.S.), LLC).+

99.(e) Underwriting Contracts. Distribution Agreement between John Hancock Funds, Inc. (formerly named John Hancock Broker Distribution Services, Inc. and the Registrant dated August 1, 1991.*

99.(e).1 Amendment to Distribution Agreement between John Hancock Global Rx Fund
         (name changed to Health Sciences Fund) and John Hancock Funds, Inc. dated October 1, 1991.*

99.(e).2 Form of Soliciting Dealer Agreement between John Hancock Funds, Inc.
         and Selected Dealers.*

99.(e).3 Form of Financial Institution Sales and Service Agreement between John
         Hancock Funds, Inc. and the John Hancock funds.*

99.(e).4 Form of the Amendment to John Hancock Funds, LLC Selling Agreement.####

99.(f)   Bonus or Profit Sharing Contracts.  Not Applicable.

99.(g) Custodian Agreements. Custodian Agreement between John Hancock Mutual Funds and The Bank of New York dated September 10, 2001.#

99.(h) Other Material Contracts. Amended and Restated Master Transfer Agency and Service Agreement between John Hancock funds and John Hancock Signature Services, Inc. dated June 1, 1998.***

99.(h).1 Accounting and Legal Services Agreement between John Hancock Advisers,
         Inc. and Registrant as of January 1, 1996.**

99.(h).2 Amendment to the Amended and Restated Master Transfer Agency and
         Service Agreement between John Hancock Funds and John Hancock Signature Services, Inc. dated June 1, 1998 (Anti-Money Laundering and Privacy) effective July 1, 2003.##

99.(h).3 Amendment to the Amended and Restated Master Transfer Agency and
         Service Agreement between John Hancock Funds and John Hancock Signature Services, Inc. dated July 1, 2004.###

99.(h).4 Amendment to Accounting and Legal Services Agreement dated March 8,
         2005.####

99.(i)   Legal Opinion.+

99.(j)   Auditor's Consent.+

99.(k)   Omitted Financial Statements.  Not Applicable.

99.(l)   Initial Capital Agreements.  Not Applicable.

99.(m) Rule 12b-1 Plans. Class A Distribution Plan between John Hancock Global Health Sciences and John Hancock Funds, Inc. dated January 3, 1994.**

99.(m).1 Class B Distribution  Plan between John Hancock John Hancock Global
         Health Sciences and John Hancock Funds, Inc. dated March 4, 1994.*

99.(m).2 Class C Distribution Plan Between John Hancock Global Health Sciences
         Fund dated March 1, 1999.*****

99.(n)   Financial Data Schedule. Not Applicable

99.(o) Rule 18f-3 Plan. John Hancock Funds Class A, Class B and Class C amended and restated Multiple Class Plan pursuant to Rule 18f-3 for Registrant dated May 1, 1998.****

99.(p) Code of Ethics. John Hancock Advisers, LLC, MFC Global Investments (U.S.), LLC (formerly known as Sovereign Asset Management LLC) and each John Hancock open-end and closed-end fund dated July 1, 2006.+

99.(p).1 Code  of  Ethics for the Independent  Directors/Trustees  of the  John
         Hancock Funds dated December 6, 2005.+

* Previously filed electronically with Registration Statement and/o post-effective amendment no. 18 file nos. 811-4932 and 33-10722 on December 26, 1995, accession number 0000950135-95-002745.

** Previously filed electronically with Registration Statement and/or post-effective amendment no. 19 file nos. 811-4932 and 33-10722 on July 1, 1996, accession number 0001010521-96-000117.

*** Previously filed electronically with Registration Statement and/or post-effective amendment no. 24 file nos. 811-4932 and 33-10722 on December 21, 1998, accession number 0001010521-98-000401.

**** Previously filed electronically with Registration Statement and/or post-effective amendment no. 25 file nos. 811-4932 and 33-10722 on February 25, 1999, accession number 0001010521-99-000141.

***** Previously filed electronically with Registration Statement and/or post-effective amendment no. 26 file nos. 811-4932 and 33-10722 on December 23, 1999, accession number 0001010521-99-000391.

# Previously filed electronically with Registration Statement and/or post-effective amendment no. 32 file nos. 811-4932 and 33-10722 on December 27, 2001, accession number 0001010521-01-500299.

## Previously filed electronically with Registration Statement and/or post-effective amendment no. 36 file nos. 811-4932 and 33-10722 on March 1, 2004, accession number 0001010521-04-000074.

### Previously filed electronically with Registration Statement and/or post-effective amendment no. 37 file nos. 811-4932 and 33-10722 on March 1, 2005, accession number 0001010521-05-000070.

#### Previously filed electronically with Registration Statement and/or post-effective amendment no. 38 file nos. 811-4932 and 33-10722 on February 28, 2006, accession number 0001010521-06-000145.

+        Filed herewith